                                                                    EXHIBIT 10.5


                              AENEID CORPORATION

                           THIRD AMENDED AND RESTATED
                          INVESTORS' RIGHTS AGREEMENT

                                OCTOBER 18, 1999

                               TABLE OF CONTENTS

                                                                                    Page
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
 1.   REGISTRATION RIGHTS........................................................      2

    1.1   Definitions............................................................      2
    1.2   Request for Registration...............................................      3
    1.3   Company Registration...................................................      5
    1.4   Form S-3 Registration..................................................      5
    1.5   Obligations of the Company.............................................      6
    1.6   Furnish Information....................................................      8
    1.7   Expenses of Registration...............................................      8
    1.8   Underwriting Requirements..............................................      9
    1.9   Delay of Registration..................................................     10
    1.10  Indemnification........................................................     10
    1.11  Reports Under Securities Exchange Act of 1934..........................     12
    1.12  Assignment of Registration Rights......................................     13
    1.13  Limitations on Subsequent Registration Rights..........................     13
    1.14  "Market Stand-Off" Agreement...........................................     13
    1.15  Termination of Registration Rights.....................................     14

2.    COVENANTS OF THE COMPANY...................................................     14

    2.1   Delivery of Financial Statements.......................................     14
    2.2   Inspection.............................................................     15
    2.3   Right of First Offer...................................................     15
    2.4   Use of Proceeds........................................................     17
    2.5   Reserve for Conversion Shares..........................................     17
    2.6   Employee Confidential Information and Invention Assignment Agreements..     17
    2.7   Compliance with Laws...................................................     17
    2.8   Termination of Covenants...............................................     18

3.    MISCELLANEOUS..............................................................     18

    3.1   Restrictions On Transferability........................................     18
    3.2   Restrictive Legends....................................................     18
    3.3   Notice of Proposed Transfers...........................................     19
    3.4   Successors and Assigns.................................................     19
    3.5   Amendments and Waivers.................................................     20
    3.6   Notices................................................................     20
    3.7   Severability...........................................................     20
    3.8   Governing Law..........................................................     20
    3.9   Counterparts...........................................................     20
    3.10  Titles and Subtitles...................................................     21
    3.11  Aggregation of Stock...................................................     21
    3.12  Termination of Prior Agreement.........................................     21

                              AENEID CORPORATION

            THIRD AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT
            ------------------------------------------------------

          This Third Amended and Restated Investors' Rights Agreement (the "Agreement") is made as of October 18, 1999 by and among Aeneid Corporation, a
 ---------
California corporation (the "Company"), the investors listed on Exhibit A hereto
                             -------                            ---------
(the "Existing Investors") and the investors listed on Exhibit B hereto (the
      ------------------
"Series D Investors"). The Series D Investors, the Existing Investors and any
 ------------------
additional investors who may be added as parties to this Agreement pursuant to
Section 3.5 are referred to collectively herein as the "Investors."

                                   RECITALS
                                   --------

          A. The Company sold and issued to certain of the Investors (the "Series A Investors") 8,124,538 shares of the Series A Preferred Stock of the
 ------------------
Company pursuant to that certain Series A Preferred Stock Purchase Agreement between the Company and the Series A Investors dated as of April 20, 1998 (the "Series A Purchase Agreement").
 ---------------------------

          B. The Company sold and issued to certain of the Investors (the "Series B Investors" and, together with the Series A Investors, the "Existing
 ------------------
Investors") 2,194,666 shares of the Series B Preferred Stock of the Company pursuant to that certain Series B Preferred Stock Purchase Agreement between the Company and the Series B Investors dated as of March 19, 1999 (the "Series B
                                                                    --------
Purchase Agreement").
------------------

          C. The Company sold and issued to certain of the Investors (the "Series C Investors" and, together with the Series A Investors and the Series B
 ------------------
Investors, the "Existing Investors") 2,898,706 shares of the Series C Preferred Stock of the Company pursuant to that certain Series C Preferred Stock Purchase Agreement between the Company and the Series C Investors dated as of September 17, 1999 (the "Series C Purchase Agreement").
               ---------------------------

          C. The Company and the Existing Investors entered into a Second Amended and Restated Investor Rights Agreement (the "Prior Agreement") dated as
                                                     ---------------
of September 17, 1999.

          D. Pursuant to an engagement letter with BancBoston Robertson Stephens Inc., a Massachusetts corporation ("BRS") dated as of July 30, 1999
                                             ---
(the "Engagement Letter"), the Company proposes to sell and issue to BRS a
      -----------------
Series D Preferred Stock Warrant to purchase up to 160,373 shares of Series D Preferred Stock (collectively with any other warrants ("Additional Warrants") to
                                                        -------------------
purchase Series D Preferred Stock issued to BRS pursuant to the Engagement Letter, the "BRS Warrant").

          E. The Company and the Series D Investors have entered into a Series D Preferred Stock Purchase Agreement (the "Series D Purchase Agreement") of even
                                           ---------------------------
date herewith pursuant to which the Company desires to sell to the Series D Investors and the Series D Investors desire to purchase from the Company shares of the Company's Series D Preferred Stock. A condition to the Series D Investors' obligations under the Series D Purchase

Agreement is that the Company, the Existing Investors and the Series D Investors enter into this Agreement in order to provide the Series D Investors with (i) certain rights to register shares of the Company's Common Stock issuable upon conversion of the Preferred Stock held by the Investors, (ii) certain rights to receive or inspect information pertaining to the Company, (iii) a right of first offer with respect to certain issuances by the Company of its securities, and
(iv) certain other covenants by the Company. The Company desires to induce the Series D Investors to purchase shares of Series D Preferred Stock pursuant to the Series D Purchase Agreement by agreeing to the terms and conditions set forth herein. The Company and the Existing Investors intend that the Prior Agreement be terminated and replaced in its entirety by this Agreement. The shares of Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock and Series D Preferred Stock held by the Investors are referred to collectively herein as the "Preferred Shares."

                                   AGREEMENT
                                   ---------

          The parties hereby agree as follows:

1. Registration Rights. The Company and the Investors covenant and agree as
   -------------------
follows:

     1.1  Definitions.  For purposes of this Section 1:
          -----------

          (a)  The terms "register," "registered," and "registration" refer to a
                          --------    ----------        ------------
registration effected by preparing and filing a registration statement or similar document in compliance with the Securities Act of 1933, as amended (the "Securities Act"), and the declaration or ordering of effectiveness of such
 --------------
registration statement or document;

          (b)  The term "Registrable Securities" means (i) the shares of Common
                         ----------------------
Stock issuable or issued upon conversion of the Series A Preferred Stock, (ii) the shares of Common Stock issuable or issued upon conversion of the Series B Preferred Stock, (iii) the shares of Common Stock issuable or issued upon conversion of the Series C Preferred Stock, (iv) the shares of Common Stock issuable or issued upon conversion of the Series D Preferred Stock, (v) any other shares of Common Stock of the Company issued as (or issuable upon the conversion or exercise of any warrant, right or other security which is issued
as) a dividend or other distribution with respect to, or in exchange for or in replacement of (including but not limited to shares of Common Stock issued upon a stock split), the shares listed in (i), (ii), (iii) or (iv), (vi) shares of Common Stock issuable upon conversion of Series A Preferred Stock issuable upon exercise of that certain warrant dated June 4, 1998 issued to Silicon Valley Bank, (vii) the shares of Common Stock issued or issuable pursuant to the conversion of the Warrant Shares issuable pursuant to the BRS Warrant, (viii) shares of Common Stock issued or issuable upon conversion of Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock or Series D Preferred Stock issued or issuable upon exercise of warrants to purchase Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock or Series D Preferred Stock issued after the date hereof to financial institutions or lessors in connection with commercial credit arrangements, equipment financings or similar transactions approved in each case by the Board of Directors of the Company, which entities execute a counterpart signature page hereto and agree to be bound by the terms hereof, and (ix) shares of Common Stock issued or issuable upon conversion of Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock or Series D Preferred Stock issued or issuable upon exercise of warrants to purchase Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock or Series D Preferred Stock issued after the date hereof to providers of services, products or technologies (or rights thereto) to the Company, if such issuance is unanimously approved by the Board of Directors of the Company, which entities execute a counterpart signature page hereto and agree to be bound by the terms hereof; provided, however, that the foregoing
                                       --------  -------
definition shall exclude in all cases any Registrable Securities sold by a person in a transaction in which his or her rights under this Agreement are not assigned. Notwithstanding the foregoing, Common Stock or other securities shall only be treated as Registrable Securities if and so long as they have not been
(A) sold to or through a broker or dealer or underwriter in a public distribution or a public securities transaction, or (B) sold in a transaction exempt from the registration and prospectus delivery requirements of the Securities Act under Section 4(1) thereof so that all transfer restrictions, and restrictive legends with respect thereto, if any, are removed upon the consummation of such sale;

          (c)  The number of shares of "Registrable Securities then outstanding"
                                        ---------------------------------------
shall be determined by the number of shares of Common Stock outstanding which are, and the number of shares of Common Stock issuable pursuant to then exercisable or convertible securities which are, Registrable Securities;

          (d)  The term "Holder" means any person owning or having the right to
                   ------
acquire Registrable Securities or any assignee thereof in accordance with
Section 1.12 of this Agreement;

          (e)  The term "Form S-3" means such form under the Securities Act as
                   --------
in effect on the date hereof or any successor form under the Securities Act;

          (f)  The term "SEC" means the Securities and Exchange Commission; and
                         ---

          (g)  The term "Qualified IPO" means an underwritten public offering by
                         -------------
the Company of shares of its Common Stock pursuant to a registration statement under the Securities Act, which results in gross proceeds of at least $15,000,000 and the public offering price of which is not less than $4.00 per share (appropriately adjusted for any stock split, dividend, combination or other recapitalization).

               (h)  The term "Warrant Shares" shall mean the shares of the
                              --------------
     Company's Series D Preferred Stock issuable upon exercise of the BRS
     Warrant.

     1.2  Request for Registration.
          ------------------------

          (a) If the Company shall receive at any time after the earlier of (i) April 20, 2002, or (ii) six (6) months after the effective date of the first registration statement for a public offering of securities of the Company (other than a registration statement on Form S-4, S-8 or any successor thereto), a written request from the Holders of a majority of the Registrable Securities then outstanding that the Company file a registration statement under the Securities Act covering the registration of at least forty percent (40%) of the Registrable Securities then outstanding (or a lesser percent if the anticipated aggregate offering price, net of underwriting discounts and commissions, would exceed $10,000,000), then the Company shall, within ten (10) days of the receipt thereof, give written notice of such request to all Holders and shall, subject to the limitations of subsection 1.2(b), use its best efforts to effect as soon as practicable, and in any event within 90 days of the receipt of such request, the registration under the Securities Act of all Registrable Securities which the Holders request to be registered within fifteen (15) days of the mailing of such notice by the Company in accordance with Section 3.3.

          (b) If the Holders initiating the registration request hereunder ("Initiating Holders") intend to distribute the Registrable Securities covered
  ------------------
by their request by means of an underwriting, they shall so advise the Company as a part of their request made pursuant to this Section 1.2 and the Company shall include such information in the written notice referred to in subsection 1.2(a). The underwriter will be selected by a majority in interest of the Initiating Holders and shall be reasonably acceptable to the Company. In such event, the right of any Holder to include his Registrable Securities in such registration shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting (unless otherwise mutually agreed by a majority in interest of the Initiating Holders and such Holder) to the extent provided herein. All Holders proposing to distribute their securities through such underwriting shall (together with the Company as provided in subsection 1.5(e)) enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting. Notwithstanding any other provision of this
Section 1.2, if the underwriter advises the Initiating Holders in writing that marketing factors require a limitation of the number of shares to be underwritten, then the Initiating Holders shall so advise all Holders of Registrable Securities which would otherwise be underwritten pursuant hereto, and the number of shares of Registrable Securities that may be included in the underwriting shall be allocated among all Holders thereof, including the Initiating Holders, in proportion (as nearly as practicable) to the amount of Registrable Securities of the Company owned by each Holder; provided, however,
                                                            --------  -------
that the number of shares of Registrable Securities to be included in such underwriting shall not be reduced unless all other securities are first entirely excluded from the underwriting.

          (c) Notwithstanding the foregoing, if the Company shall furnish to Holders requesting a registration statement pursuant to this Section 1.2, a certificate signed by the President of the Company stating that in the good faith judgment of the Board of Directors of the Company, it would be seriously detrimental to the Company and its shareholders for such registration statement to be filed and it is therefore essential to defer the filing of such registration statement, the Company shall have the right to defer such filing for a period of not more than 120 days after receipt of the request of the Initiating Holders; provided, however, that the Company may not utilize this
                    --------  -------
right more than once in any twelve-month period.

          (d) In addition, the Company shall not be obligated to effect, or to take any action to effect, any registration pursuant to this Section 1.2:

               (i) After the Company has effected two (2) registrations pursuant to this Section 1.2 and such registrations have been declared or ordered effective;

               (ii) During the period starting with the date sixty (60) days prior to the Company's good faith estimate of the date of filing of, and ending on a date one hundred eighty (180) days after the effective date of, a registration subject to Section 1.3 hereof; provided that the Company is actively employing in good faith all reasonable efforts to cause such registration statement to become effective; or

               (iii) If the Initiating Holders propose to dispose of shares of Registrable Securities that may be immediately registered on Form S-3 pursuant to a request made pursuant to Section 1.4 below.

     1.3  Company Registration. If (but without any obligation to do so) the
          --------------------
Company proposes to register (including for this purpose a registration effected by the Company for shareholders other than the Holders) any of its stock under the Securities Act in connection with the public offering of such securities solely for cash (other than a registration on Form S-4, Form S-8 or any successors thereto, a registration in which the only stock being registered is Common Stock issuable upon conversion of debt securities which are also being registered, or any registration on any form which does not include substantially the same information as would be required to be included in a registration statement covering the sale of the Registrable Securities), the Company shall, at such time, promptly give each Holder written notice of such registration. Upon the written request of each Holder given within fifteen (15) days after mailing of such notice by the Company in accordance with Section 3.3, the Company shall, subject to the provisions of Section 1.8, cause to be registered under the Securities Act all of the Registrable Securities that each such Holder has requested to be registered.

     1.4  Form S-3 Registration. In case the Company shall receive from any
          ---------------------
Holder or Holders a written request or requests that the Company effect a registration on Form S-3 and any related qualification or compliance with respect to all or a part of the Registrable Securities owned by such Holder or Holders, the Company will:

          (a) promptly give written notice of the proposed registration, and any related qualification or compliance, to all other Holders; and

          (b) as soon as practicable, effect such registration and all such qualifications and compliances as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of such Holder's or Holders' Registrable Securities as are specified in such request, together with all or such portion of the Registrable Securities of any other Holder or Holders joining in such request as are specified in a written request given within fifteen (15) days after receipt of such written notice from the Company; provided, however, that the Company shall not be obligated to effect any such
--------  -------
registration, qualification or compliance, pursuant to this Section 1.4: (i) if Form S-3 is not available for such offering by the Holders; (ii) if the Holders propose to sell Registrable Securities at an aggregate price to the public of less than $500,000; (iii) if the Company shall furnish to the Holders a certificate signed by the President of the Company stating that in the good faith judgment of the Board of Directors of the Company, it would be seriously detrimental to the Company and its shareholders for such Form S-3 Registration to be effected at such time, in which event the Company shall have the right to defer the filing of the Form S-3 registration statement for a period of not more than 120 days after receipt of the request of the Holder or Holders under this Section 1.4; provided, however, that the Company shall not utilize
                        --------  -------
this right more than once in any twelve month period; (iv) if the Company has, within the twelve (12) month period preceding the date of such request, already effected two registrations on Form S-3 for the Holders pursuant to this Section 1.4; (v) in any particular jurisdiction in which the Company would be required to qualify to do business or to execute a general consent to service of process in effecting such registration, qualification or compliance; or (vi) during the period ending one hundred eighty (180) days after the effective date of a registration statement subject to Section 1.3.

          (c) Subject to the foregoing, the Company shall file a registration statement covering the Registrable Securities and other securities so requested to be registered as soon as practicable after receipt of the request or requests of the Holders. Registrations effected pursuant to this Section 1.4 shall not be counted as demands for registration or registrations effected pursuant to Sections 1.2 or 1.3, respectively.

     1.5  Obligations of the Company. Whenever required under this Section 1 to
          --------------------------
effect the registration of any Registrable Securities, the Company shall, as expeditiously as reasonably possible:

          (a) Prepare and file with the SEC a registration statement with respect to such Registrable Securities and use all reasonable efforts to cause such registration statement to become effective, and, upon the request of the Holders of a majority of the Registrable Securities registered thereunder, keep such registration statement effective for up to one hundred twenty (120) days. The Company shall not be required to file, cause to become effective or maintain the effectiveness of any registration statement (other than a registration statement on Form S-3 pursuant to Section 1.4) that contemplates a distribution of securities on a delayed or continuous basis pursuant to Rule 415 under the Securities Act.

          (b) Prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement for up to one hundred twenty (120) days.

          (c) Furnish to the Holders such numbers of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as they may reasonably request in order to facilitate the disposition of Registrable Securities owned by them.

          (d) Use its best efforts to register and qualify the securities covered by such registration statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably requested by the Holders, provided that the Company shall not be required in connection therewith or as a
--------
condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions.

          (e) In the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter of such offering. Each Holder participating in such underwriting shall also enter into and perform its obligations under such an agreement.

          (f) Notify each Holder of Registrable Securities covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the Securities Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing, such obligation to continue for one hundred twenty (120) days and file any supplements or amendments as required under Section 1.5(b) to update the prospectus for such event.

          (g) Cause all such Registrable Securities registered pursuant hereunder to be listed on each securities exchange or market on which similar securities issued by the Company are then listed.

          (h) Provide a transfer agent and registrar for all Registrable Securities registered pursuant hereunder and a CUSIP number for all such Registrable Securities, in each case not later than the effective date of such registration.

          (i) Use its best efforts to furnish, at the request of any Holder requesting registration of Registrable Securities pursuant to this Section 1, on the date that such Registrable Securities are delivered to the underwriters for sale in connection with a registration pursuant to this Section 1, if such securities are being sold through underwriters, or, if such securities are not being sold through underwriters, on the date that the registration statement with respect to such securities becomes effective, (i) an opinion, dated such date, of the counsel representing the Company for the purposes of such registration, in form and substance as is customarily given to underwriters in an underwritten public offering, addressed to the underwriters, if any, and to the Holders requesting registration of Registrable Securities and (ii) a letter dated such date, from the independent certified public accountants of the Company, in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering, addressed to the underwriters, if any, and to the Holders requesting registration of Registrable Securities.

          (j) To the extent reasonably necessary to effect the registration of any Registrable Securities, make available for inspection by each seller of Registrable Securities, any underwriter participating in any distribution pursuant to such registration statement, and any attorney, accountant or other agent retained by such seller or underwriter, all pertinent financial and other records, pertinent corporate documents and properties of the Company, and cause the Company's officers, directors and employees to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with such registration statement.

     1.6  Furnish Information. It shall be a condition precedent to the
          -------------------
obligations of the Company to take any action pursuant to this Section 1 with respect to the Registrable Securities of any selling Holder that such Holder shall furnish to the Company such information regarding itself, the Registrable Securities held by it, and the intended method of disposition of such securities as shall be required to effect the registration of such Holder's Registrable Securities. The Company shall have no obligation with respect to any registration requested pursuant to Section 1.2 or Section 1.4 of this Agreement if, as a result of the application of the preceding sentence, the number of shares or the anticipated aggregate offering price of the Registrable Securities to be included in the registration does not equal or exceed the number of shares or the anticipated aggregate offering price required to originally trigger the Company's obligation to initiate such registration as specified in subsection 1.2(a) or subsection 1.4(b)(2), whichever is applicable.

     1.7  Expenses of Registration.
          ------------------------

          (a)  Demand Registration. All expenses (other than underwriting
               -------------------
discounts and commissions) incurred in connection with registrations, filings or qualifications pursuant to Section 1.2, including (without limitation) all registration, filing and qualification fees, printers' and accounting fees, fees and disbursements of counsel for the Company, and the reasonable fees and disbursements of one counsel for the selling Holders selected by them with the approval of the Company, which approval shall not be unreasonably withheld, shall be borne by the Company; provided, however, that the Company shall not be
                               --------  -------
required to pay for any expenses of any registration proceeding begun pursuant to Section 1.2 if the registration request is subsequently withdrawn at the request of the Holders of a majority of the Registrable Securities to be registered (in which case all participating Holders shall bear such expenses), unless the Holders of a majority of the Registrable Securities agree to forfeit their right to one demand registration pursuant to Section 1.2 or unless the registration request is withdrawn due to a material adverse change in the Company's financial condition or business which was not known or reasonably foreseeable by the selling Holders at the time the registration was requested.

          (b)  Company Registration. All expenses (other than underwriting
               --------------------
discounts and commissions) incurred in connection with registrations, filings or qualifications of Registrable Securities pursuant to Section 1.3 for each Holder, including (without limitation) all registration, filing, and qualification fees, printers' and accounting fees, fees and disbursements of counsel for the Company, and the reasonable fees and disbursements of one counsel for the selling Holders selected by them with the approval of the Company, which approval shall not be unreasonably withheld, shall be borne by the Company.

          (c)  Registration on Form S-3.  All expenses (other than underwriting
               ------------------------
discounts and commissions) incurred in connection with a registration requested pursuant to Section 1.4, including (without limitation) all registration, filing, qualification, printers' and accounting fees and the reasonable fees and disbursements of one counsel for the selling Holder or Holders selected by them with the approval of the Company, which approval shall not be unreasonably withheld, and counsel for the Company shall be borne by the Company.

          (d)  Underwriting Discounts and Commissions. All underwriting
               --------------------------------------
discounts and commissions incurred in connection with registrations in connection with each registration statement under Section 1 shall be borne by the participating sellers (and the Company, if the Company is a seller) in proportion to the number of shares sold by each, or as they otherwise may agree.

     1.8  Underwriting Requirements. In connection with any offering involving
          -------------------------
an underwriting of shares of the Company's capital stock, the Company shall not be required under Section 1.3 to include any of the Holders' securities in such underwriting unless they accept the terms of the underwriting as agreed upon between the Company and the underwriters selected by it (or by other persons entitled to select the underwriters), and then only in such quantity as the underwriters determine in their sole discretion will not jeopardize the success of the offering by the Company. If the total amount of securities, including Registrable Securities, requested by Holders to be included in such offering exceeds the amount of securities sold other than by the Company that the underwriters determine in their sole discretion is compatible with the success of the offering, then the Company shall be required to include in the offering only that number of such securities, including Registrable Securities, which the underwriters determine in their sole discretion will not jeopardize the success of the offering (the securities so included to be apportioned pro rata among the selling shareholders according to the total amount of securities entitled to be included therein owned by each selling shareholder or in such other proportions as shall mutually be agreed to by such selling shareholders) but in no event shall (i) any shares being sold by a Holder exercising a demand registration right set forth in Section 1.2 be excluded from such offering, (ii) the amount of securities of the selling Holders included in the offering be reduced below twenty percent (20%) of the total amount of securities included in such offering, unless such offering is the initial public offering of the Company's securities, in which case, except as provided in (i) the selling shareholders may be excluded if the underwriters make the determination described above and no other shareholder's securities are included. For purposes of the preceding parenthetical concerning apportionment, for any selling shareholder which is a holder of Registrable Securities and which is a partnership or corporation, the partners, retired partners and shareholders of such holder, or the estates and family members of any such partners and retired partners and any trusts for the benefit of any of the foregoing persons shall be deemed to be a single "selling
                                                                        -------
shareholder," and any pro rata reduction with respect to such "selling
-----------
shareholder" shall be based upon the aggregate amount of shares carrying registration rights owned by all entities and individuals included in such "selling shareholder," as defined in this sentence.

     1.9  Delay of Registration. No Holder shall have any right to obtain or
          ---------------------
seek an injunction restraining or otherwise delaying any such registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Section 1.

     1.10 Indemnification. In the event any Registrable Securities are included
          ---------------
in a registration statement under this Section 1:

          (a) To the extent permitted by law, the Company will indemnify and hold harmless each Holder, any underwriter (as defined in the Securities Act) for such Holder and each person, if any, who controls such Holder or underwriter within the meaning of the Securities Act or the Securities Exchange Act of 1934, as amended (the "Exchange Act"), against any losses, claims, damages, or liabilities (joint or
 ------------
several) to which they may become subject under the Securities Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively a "Violation"): (i) any untrue statement or alleged untrue statement of a material
 ---------
fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading, or (iii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any state securities law or any rule or regulation promulgated under the Securities Act, the Exchange Act or any state securities law; and the Company will pay to each such Holder, underwriter or controlling person, as incurred, any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity
                                     --------  -------
agreement contained in this subsection 1.10(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability, or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld), nor shall the Company be liable to any Holder, underwriter or controlling person for any such loss, claim, damage, liability, or action to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by any such Holder, underwriter or controlling person.

          (b) To the extent permitted by law, each selling Holder will indemnify and hold harmless the Company, each of its directors, each of its officers who has signed the registration statement, each person, if any, who controls the Company within the meaning of the Securities Act, any underwriter, any other Holder selling securities in such registration statement and any controlling person of any such underwriter or other Holder, against any losses, claims, damages, or liabilities (joint or several) to which any of the foregoing persons may become subject, under the Securities Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by such Holder expressly for use in connection with such registration; and each such Holder will pay, as incurred, any legal or other expenses reasonably incurred by any person intended to be indemnified pursuant to this subsection 1.10(b), in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained
                      --------  -------
in this subsection 1.10(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Holder, which consent shall not be unreasonably withheld; provided, that in no event shall any indemnity under this subsection
          --------
1.10(b) exceed the net proceeds from the offering received by such Holder, except in the case of willful fraud by such Holder.

          (c)  Promptly after receipt by an indemnified party under this Section
1.10 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 1.10, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party
                             --------  -------
(together with all other indemnified parties which may be represented without conflict by one counsel) shall have the right to retain one separate counsel, with the reasonable fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, if prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section 1.10, but the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 1.10.

          (d) If the indemnification provided for in this Section 1.10 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, liability, claim, damage or expense referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party hereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such loss, liability, claim, damage, or expense in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the statements or omissions that resulted in such loss, liability, claim, damage or expense as well as any other relevant equitable considerations; provided, that in no event shall any contribution by a Holder
                --------
under this Subsection 1.10(d) exceed the net proceeds from the offering received by such Holder, except in the case of willful fraud by such Holder. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties' relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission.

          (e) Notwithstanding the foregoing, to the extent that the provisions on indemnification and contribution contained in the underwriting agreement entered into in connection with the underwritten public offering are in conflict with the foregoing provisions, the provisions in the underwriting agreement shall control; provided, however, that except as expressly provided in the underwriting agreement, the obligations of the persons selling shares pursuant to such underwriting agreement to indemnify the underwriters shall not be considered to conflict with the indemnification obligations between the Company and the Holders under this Section 1.10.

          (f)  The obligations of the Company and Holders under this Section
1.10 shall survive the completion of any offering of Registrable Securities in a registration statement under this Section 1, and otherwise.

     1.11 Reports Under Securities Exchange Act of 1934. With a view to making
          ---------------------------------------------
available to the Holders the benefits of Rule 144 promulgated under the Securities Act and any other rule or regulation of the SEC that may at any time permit a Holder to sell securities of the Company to the public without registration or pursuant to a registration on Form S-3, the Company agrees to:

          (a) make and keep public information available, as those terms are understood and defined in SEC Rule 144, at all times after ninety (90) days after the effective date of the first registration statement filed by the Company for the offering of its securities to the general public so long as the Company remains subject to the periodic reporting requirements under Sections 13 or 15(d) of the Exchange Act;

          (b) take such action, including the voluntary registration of its Common Stock under Section 12 of the Exchange Act, as is necessary to enable the Holders to utilize Form S-3 for the sale of their Registrable Securities, such action to be taken as soon as practicable after the end of the fiscal year in which the first registration statement filed by the Company for the offering of its securities to the general public is declared effective;

          (c) file with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act; and

          (d) furnish to any Holder, so long as the Holder owns any Registrable Securities, forthwith upon request (i) a written statement by the Company that it has complied with the reporting requirements of SEC Rule 144 (at any time after ninety (90) days after the effective date of the first registration statement filed by the Company), the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements), or that it qualifies as a registrant whose securities may be resold pursuant to Form S-3 (at any time after it so qualifies), (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and (iii) such other information as may be reasonably requested in availing any Holder of any rule or regulation of the SEC which permits the selling of any such securities without registration or pursuant to such form.

     1.12 Assignment of Registration Rights. The rights to cause the Company to register Registrable Securities pursuant to this Section 1 may be assigned (but only with all related obligations) by a Holder to a transferee or assignee of at least 500,000 shares of such securities (as adjusted for any future stock splits, reclassifications and the like), provided the Company is, within a
                                         --------
reasonable time after such transfer, furnished with written notice of the name and address of such transferee or assignee and the securities with respect to which such registration rights are being assigned; and provided, further, that
                                                       --------  -------
such assignment shall be effective only if immediately following such transfer the further disposition of such securities by the transferee or assignee is restricted under the Securities Act. For the purposes of determining the number of shares of Registrable Securities held by a transferee or assignee, the holdings of transferees and assignees of a partnership who are partners or retired partners of such partnership (including spouses and ancestors, lineal descendants and siblings of such partners or spouses who acquire Registrable Securities by gift, will or intestate succession) shall be aggregated together and with the partnership; provided that all assignees and transferees who would not qualify individually for assignment of registration rights shall have a single attorney-in-fact for the purpose of exercising any rights, receiving notices or taking any action under Section 1.

     1.13 Limitations on Subsequent Registration Rights. From and after the date
          ---------------------------------------------
of this Agreement, the Company shall not, without the prior written consent of the Holders of a majority of the outstanding Registrable Securities, enter into any agreement with any holder or prospective holder of any securities of the Company which would allow such holder or prospective holder (a) to include such securities in any registration filed under Section 1.2 hereof, unless under the terms of such agreement, such holder or prospective holder may include such securities in any such registration only to the extent that the inclusion of his securities will not reduce the amount of the Registrable Securities of the Holders which is included or (b) to make a demand registration which could result in such registration statement being declared effective prior to the earlier of either of the dates set forth in subsection 1.2(a) or within one hundred twenty (120) days of the effective date of any registration effected pursuant to Section 1.2.

     1.14 "Market Stand-Off" Agreement. Each Holder hereby agrees that, during
           ---------------------------
the period of duration (up to, but not exceeding, 180 days for the Company's initial public offering of securities and 90 days for any underwritten public offering thereafter) specified by the Company and an underwriter of Common Stock or other securities of the Company, following the effective date of a registration statement of the Company filed under the Securities Act, it shall not, to the extent requested by the Company and such underwriter, directly or indirectly sell, offer to sell, contract to sell (including, without limitation, any short sale), grant any option to purchase or otherwise transfer or dispose of (other than to donees who agree to be similarly bound) any securities of the Company held by it at any time during such period except Common Stock included in such registration; provided, however, that:
                      --------  -------

          (a) such agreement shall be applicable only during the two-year period following the date of the final prospectus distributed pursuant to the first such registration statement of the Company which covers Common Stock (or other securities) to be sold on its behalf to the public in an underwritten offering;

          (b) all officers and directors of the Company, all five-percent securityholders, and all other persons with registration rights (whether or not pursuant to this Agreement) enter into similar agreements; and

          (c) notwithstanding the foregoing, the Series D Investors shall be subject to such agreement only up to, but not exceeding, 180 days after the Company's initial public offering of securities and not with respect to shares purchased by them in the Company's initial public offering or in the open market.

          In order to enforce the foregoing covenant, the Company may impose stop-transfer instructions with respect to the Registrable Securities of each Holder (and the shares or securities of every other person subject to the foregoing restriction) until the end of such period, and each Holder agrees that, if so requested, such Holder will execute an agreement in the form provided by the underwriter containing terms which are essentially consistent with the provisions of this
Section 1.14.

          Notwithstanding the foregoing, the obligations described in this
Section 1.14 shall not apply to a registration relating solely to employee benefit plans on Form S-1 or Form S-8 or similar forms which may be promulgated in the future, or a registration relating solely to a transaction on Form S-4 or similar forms which may be promulgated in the future.

     1.15 Termination of Registration Rights. No Holder shall be entitled to
          ----------------------------------
exercise any right provided for in this Section 1 after the earlier of (i) five
(5) years following the consummation of a Qualified IPO, or (ii) such time as Rule 144 or another similar exemption under the Securities Act is available for the sale of all of such Holder's shares during a three (3)-month period without registration.

2.  Covenants of the Company.
    ------------------

     2.1  Delivery of Financial Statements. The Company shall deliver to each
          --------------------------------
Holder of at least 500,000 shares of Registrable Securities:

          (a) as soon as practicable, but in any event within one hundred twenty (120) days after the end of each fiscal year of the Company, an income statement for such fiscal year, a balance sheet of the Company and statement of shareholder's equity as of the end of such year, and a statement of cash flows for such year, such year-end financial reports to be in reasonable detail, prepared in accordance with generally accepted accounting principles ("GAAP"),
                                                                       ----
and audited and certified by an independent public accounting firm of nationally recognized standing selected by the Company or otherwise reasonably acceptable to Holders of a majority of the Registrable Securities then outstanding;

          (b) within thirty (30) days of the end of each month, an unaudited income statement and a statement of cash flows and balance sheet for and as of the end of such month, in reasonable detail;

          (c) as soon as practicable, but in any event thirty (30) days prior to the end of each fiscal year, an operating budget for the next fiscal year approved by the Company's board of directors;

          (d) copies of any materials provided to the Company's board of directors prior to each meeting of the board; provided, however, that the
                                              --------  -------
Company shall not be obligated pursuant to this subsection (d) to provide any material which it reasonably considers to be a trade secret or similar confidential information; and

          (e) within five (5) business days of discovery, notification of any material non-compliance with any material agreement (except if such non-compliance has been corrected with such five day period).

     2.2  Inspection. The Company shall permit each Holder of at least 500,000
          ----------
shares of Registrable Securities, at such Holder's expense, to visit and inspect the Company's properties, to examine its books of account and records and to discuss the Company's affairs, finances and accounts with its officers, all at such reasonable times as may be requested by the Investor; provided, however,
                                                           --------  -------
that the Company shall not be obligated pursuant to this Section 2.2 to provide access to any information which it reasonably considers to be a trade secret or similar confidential information.

     2.3  Right of First Offer. Subject to the terms and conditions specified in
          --------------------
this Section 2.3, the Company hereby grants to each Major Investor (as hereinafter defined) a right of first offer with respect to future sales by the Company of its Shares (as hereinafter defined). For purposes of this Section 2.3, a "Major Investor" shall mean any person who holds at least 500,000 shares
        --------------
of the Preferred Stock (or the Common Stock issued upon conversion thereof) issued pursuant to the Series A Purchase Agreement, the Series B Purchase Agreement, the Series C Purchase Agreement or the Series D Purchase Agreement. For purposes of this Section 2.3, Major Investor includes any general partners and affiliates of a Major Investor. A Major Investor who chooses to exercise the right of first offer may designate as purchasers under such right itself or its partners or affiliates in such proportions as it deems appropriate.

          Each time the Company proposes to offer any shares of, or securities convertible into or exercisable for any shares of, any class of its capital stock ("Shares"), the Company shall first make an offering of such Shares to
        ------
each Major Investor in accordance with the following provisions:

          (a) The Company shall deliver a notice by certified mail or overnight courier ("Notice") to the Major Investors stating (i) its bona fide intention to
          ------
offer such Shares, (ii) the number of such Shares to be offered, and (iii) the price and terms, if any, upon which it proposes to offer such Shares.

          (b) Within 10 calendar days after delivery of the Notice, each Major Investor may elect to purchase or obtain, at the price and on the terms specified in the Notice, up to that portion of such Shares which equals the proportion that the number of shares of Common Stock issued and held, or issuable upon conversion and exercise of all convertible or exercisable securities then held, by such Major Investor bears to the total number of shares of Common Stock then outstanding (assuming full conversion and exercise of all convertible or exercisable securities).

          (c) The Company may, during the 60-day period following the expiration of the period provided in subsection 2.3(b) hereof, offer the remaining unsubscribed portion of the Shares to any person or persons at a price not less than, and upon terms no more favorable to the offeree than those specified in the Notice. If the Company does not enter into an agreement for the sale of the Shares within such period, or if such agreement is not consummated within 60 days of the execution thereof, the right provided hereunder shall be deemed to be revived and such Shares shall not be offered unless first reoffered to the Major Investors in accordance herewith.

          (d) The right of first offer in this paragraph 2.3 shall not be applicable (i) to the issuance or sale of Common Stock (or options therefor) to employees, consultants or directors of the Corporation directly or pursuant to a stock option plan or restricted stock plan approved by the Board of Directors of the Company, (ii) to the issuance of securities to financial institutions or lessors in connection with commercial credit arrangements, equipment financings or similar transactions approved in each case by the Board of Directors of the Company, (iii) to the issuance of securities in connection with bona fide acquisitions, mergers or similar transactions, if such issuance is approved unanimously by the Board of Directors of the Corporation, (iv) to the issuance of securities to providers of services, products or technologies (or rights thereto) to the Company, if such issuance is unanimously approved by the Board of Directors of the Company, (v) to the issuance of Additional Shares (as defined in the Series D Purchase Agreement) or Additional Warrants, (vi) to the issuance of shares of Series D Preferred Stock to shareholders of InGenius Technoogies, Inc., (vii) to the issuance of securities pursuant to the conversion or exercise of convertible or exercisable securities, (viii) to the issuance or sale of the Series A Preferred Stock, the Series B Preferred Stock, the Series C Preferred Stock or the Series D Preferred Stock, or (ix) to or after consummation of a Qualified IPO.

          (e) To the extent that an Investor hereunder has a right of first offer pursuant to Section 2.3 of that certain Second Amended and Restated Investors' Rights Agreement, dated September 17, 1999, such Investor hereby waives such right of first offer with respect to the issuance and sale of (i) shares of the Company's Series D Preferred Stock to the Investors pursuant to the Series D Purchase Agreement and (ii) the BRS Warrant.

     2.4  Use of Proceeds. The Company shall use the net proceeds from the sale
          ---------------
of the Series D Preferred Stock for: expansion of the Company's sales and marketing efforts, for capital expenditures necessary for the Company's growth strategy, and for working capital and other general corporate purposes, including possible acquisitions and investments.

     2.5  Reserve for Conversion Shares. The Company shall at all times reserve
          -----------------------------
and keep available out of its authorized but unissued shares of Common Stock, for the purpose of effecting the conversion of the Series A Preferred Stock, the Series B Preferred Stock, the Series C Preferred Stock and the Series D Preferred Stock and otherwise complying with the terms of this Agreement, such number of its duly authorized shares of Common Stock as shall be sufficient to effect the conversion of the Series A Preferred Stock, the Series B Preferred Stock, the Series C Preferred Stock and the Series D Preferred Stock from time to time outstanding or otherwise to comply with the terms of this Agreement. If at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion of the Preferred Shares and the Warrant Shares or otherwise to comply with the terms of this Agreement, the Company will forthwith take such corporate action as may be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purposes. The Company will obtain any authorization, consent, approval or other action by or make any filing with any court or administrative body that may be required under applicable state securities laws in connection with the issuance of shares of Common Stock upon conversion of the Series A Preferred Stock, the Series B Preferred Stock, the Series C Preferred Stock and the Series D Preferred Stock.

     2.6  Employee Confidential Information and Invention Assignment Agreements.
          ---------------------------------------------------------------------
The Company will require that all future employees, consultants and officers having access to proprietary information execute Confidential Information and Invention Assignment Agreements substantially in the form currently used by the Company and that such form may not be altered in a manner adverse to the Company without the approval of the Company's President.

     2.7  Compliance with Laws. The Company shall comply with all applicable
          --------------------
laws, rules, regulations and orders, noncompliance with which could materially adversely affect its business or condition, financial or otherwise.

     2.8  Termination of Covenants.
          ------------------------

          (a) The covenants set forth in Sections 2.1 through Section 2.3 shall terminate as to each Investor and be of no further force or effect (i) upon the consummation of a Qualified IPO, or (ii) when the Company shall (A) sell, convey, or otherwise dispose of or encumber (other than encumbrances pursuant to a commercial loan unanimously approved by the Board of Directors of the Company) all or substantially all of its property or business or merge or consolidate with any other corporation (other than a wholly-owned subsidiary corporation) where the shareholders of the Company own less than fifty percent (50%) of the voting power of the surviving entity after such merger or consolidation or (B) effect any other transaction or series of related transactions in which more than fifty percent (50%) of the voting power of the Company is disposed of, provided that this subsection (ii) shall not apply to a merger effected exclusively for the purpose of changing the domicile of the Company.

          (b) The covenants set forth in Sections 2.1 and 2.2 shall terminate as to each Holder and be of no further force or effect when the Company first becomes subject to the periodic reporting requirements of Sections 13 or 15(d) of the Exchange Act, if this occurs earlier than the events described in Section 2.9(a) above.

3.   Miscellaneous.
     -------------

     3.1  Restrictions On Transferability. The BRS, Warrant , the Preferred
          -------------------------------
Shares, the Warrant Shares and any securities into which the Preferred Shares or the Warrant Shares may be convertible, shall not be transferable except upon the conditions specified in this Agreement and with the provisions of the Securities Act. Each Investor will cause any proposed transferee of the Preferred Shares (or of the securities into which they may be convertible) held by an Investor to agree to take and hold such securities subject to the provisions and upon the conditions specified in this Agreement. BRS will cause any proposed transferee of the BRS Warrant and the Warrant Shares (or of the securities into which they may be convertible) to agree to take and hold such securities subject to the provisions and upon the conditions specified in this Agreement.

     3.2  Restrictive Legends. Each certificate representing (i) the Shares,
          -------------------
(ii) the Warrant Shares, (iii) shares of the Company's Common Stock issued upon conversion of the Preferred Shares or the Warrant Shares, and (iv) any securities issued in respect of the Preferred Shares, the Warrant Shares or such Common Stock, shall (unless otherwise permitted by the provisions of

Section 3.3 below) be stamped or otherwise imprinted with a legend in substantially the following form (in addition to any legend required under applicable state securities laws):

          THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AND HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. NO SUCH SALE OR DISTRIBUTION MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL IN A FORM SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933.

          THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO RESTRICTIONS ON TRANSFER CONTAINED IN THAT CERTAIN THIRD AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT DATED AS OF OCTOBER 18, 1999, WHICH RESTRICTIONS ON TRANSFER ARE INCORPORATED HEREIN BY REFERENCE.

     3.3  Notice of Proposed Transfers. The holder of each certificate
          ----------------------------
representing Restricted Securities by acceptance thereof agrees to comply in all respects with the provisions of this Section 3.3. Prior to any proposed transfer of any Restricted Securities, unless there is in effect a registration statement under the Securities Act covering the proposed transfer, the holder thereof shall give written notice to the Company of such holder's intention to effect such transfer. Each such notice shall describe the manner and circumstances of the proposed transfer in sufficient detail, and shall be accompanied by either
(i) a written opinion of legal counsel who shall be reasonably satisfactory to the Company addressed to the Company and reasonably satisfactory in form and substance to the Company's counsel, to the effect that the proposed transfer of the Restricted Securities may be effected without registration under the Securities Act, (ii) a "no action" letter from the SEC to the effect that the distribution of such securities without registration will not result in a recommendation by the staff of the SEC that action be taken with respect thereto, or (iii) such other showing that may be reasonably satisfactory to legal counsel to the Company, whereupon the holder of such Restricted Securities shall be entitled to transfer such Restricted Securities in accordance with the terms of the notice delivered by the holder to the Company. Each certificate evidencing the Restricted Securities transferred as above provided shall bear the appropriate restrictive legends set forth in Section 3.2 above. All Restricted Securities transferred as above shall continue to be subject to the provisions of this Section 3.2 in the same manner as before such transfer.

     3.4  Successors and Assigns. Except as otherwise provided in this
          ----------------------
Agreement, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective permitted successors and assigns of the parties (including transferees of any of the BRS Warrant or the Preferred Shares or the Warrant Shares or any Common Stock issued upon conversion thereof). Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

     3.5  Amendments and Waivers. Any term of this Agreement may be amended or
          ----------------------
waived only with the written consent of the Company and the holders of a majority of the Registrable Securities then outstanding; provided, however, that this Agreement may be amended with no further action of such holders to add any New Purchasers under the Series D Purchase Agreement to this Agreement as additional investors and to add Additional Warrants issued to BRS pursuant to the engagement Letter; and provided, further, that Section 1.14(c) of this Agreement may be amended or waived only with the written consent of the holders of two thirds of the Series D Preferred Stock then outstanding. Upon the addition of additional investors, each such investor shall be deemed an "Investor" for all purposes of this Agreement and shares of Series D Preferred
 --------
Stock purchased by such additional investors shall be deemed to be "Preferred
                                                                    ---------
Shares" and "Series D Preferred Stock" for all purposes of this Agreement,
------       ------------------------
and the shares of Common Stock issuable or issued upon conversion of such shares shall be deemed to be "Registrable Securities" for all purposes
                              ----------------------
of this Agreement. Any amendment or waiver effected in accordance with this paragraph shall be binding upon each holder of any Registrable Securities then outstanding, each future holder of all such Registrable Securities, and the Company.

     3.6  Notices  Unless otherwise provided, any notice required or permitted
          -------
by this Agreement shall be in writing and shall be deemed sufficient upon delivery, when delivered personally or by overnight courier or sent by telegram or fax, or forty-eight (48) hours after being deposited in the U.S. mail, as certified or registered mail, with postage prepaid, and addressed to the party to be notified at such party's address or fax number as set forth below or on Exhibit A hereto or as subsequently modified by written notice.
---------

     3.7  Severability. If one or more provisions of this Agreement are held to
          ------------
be unenforceable under applicable law, the parties agree to renegotiate such provision in good faith. In the event that the parties cannot reach a mutually agreeable and enforceable replacement for such provision, then (a) such provision shall be excluded from this Agreement, (b) the balance of the Agreement shall be interpreted as if such provision were so excluded and (c) the balance of the Agreement shall be enforceable in accordance with its terms.

     3.8  Governing Law. This Agreement and all acts and transactions pursuant
          -------------
hereto shall be governed, construed and interpreted in accordance with the laws of the State of California, without giving effect to principles of conflicts of laws.

     3.9  Counterparts. This Agreement may be executed in two or more
          ------------
counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     3.10 Titles and Subtitles. The titles and subtitles used in this Agreement
          --------------------
are used for convenience only and are not to be considered in construing or interpreting this Agreement.

     3.11  Aggregation of Stock. All shares of the Preferred Stock held or
           --------------------
acquired by affiliated entities or persons shall be aggregated together for the purpose of determining the availability of any rights under this Agreement.

     3.12  Termination of Prior Agreement. The Prior Agreement is hereby
           ------------------------------
terminated and replaced in its entirety by this Agreement.

                       [Signatures Follow on Next Page]

     The parties have executed this Third Amended and Restated Investors' Rights Agreement as of the date first above written.


                                   COMPANY:

                                   AENEID CORPORATION


                                   By: /s/ Daniel Putterman
                                      --------------------------------
                                          Daniel Putterman, President

                                   Address:
                                   282 Second Street, Suite 200
                                   San Francisco, CA 94105
                                   Fax: (415) 538-8558


                                   EXISTING INVESTORS:


                                   Name of Investor:_______________________

                                   By:_____________________________________

                                   Title:__________________________________
                                                   (if Entity)

                                   SERIES D INVESTORS:


                                   Name of Investor:_______________________

                                   By:_____________________________________

                                   Title:__________________________________
                                                   (if Entity)


         SIGNATURE PAGE TO AENEID CORPORATION SERIES D PREFERRED STOCK
            THIRD AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT

     The parties have executed this Third Amended and Restated Investors' Rights Agreement as of the date first above written.


                                   COMPANY:

                                   AENEID CORPORATION


                                   By:______________________________________
                                          Daniel Putterman, President

                                   Address:
                                   282 Second Street, Suite 200
                                   San Francisco, CA 94105
                                   Fax: (415) 538-8558


                                   EXISTING INVESTORS:


                                   Name of Investor: BLUESTEM CAPITAL PARTNERS
                                                    ----------------------------
                                                     II, L.P.
                                                     --------

                                   By: [ILLEGIBLE]
                                       -----------------------------------------

                                   Title: VICE PRESIDENT OF THE GENERAL PARTNER
                                         ---------------------------------------
                                                   (if Entity)

                                   SERIES D INVESTORS:


                                   Name of Investor:_______________________

                                   By:_____________________________________

                                   Title:__________________________________
                                                   (if Entity)


         SIGNATURE PAGE TO AENEID CORPORATION SERIES D PREFERRED STOCK
            THIRD AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT

     The parties have executed this Third Amended and Restated Investors' Rights Agreement as of the date first above written.


                                   COMPANY:

                                   AENEID CORPORATION


                                   By:_____________________________________
                                          Daniel Putterman, President

                                   Address:
                                   282 Second Street, Suite 200
                                   San Francisco, CA 94105
                                   Fax: (415) 538-8558


                                   EXISTING INVESTORS:


                                   Name of Investor: Emmeram von Braunn
                                                    -----------------------

                                   By: /s/ Emmeram von Braunn
                                      -------------------------------------

                                   Title:__________________________________
                                                   (if Entity)

                                   SERIES D INVESTORS:


                                   Name of Investor:_______________________

                                   By:_____________________________________

                                   Title:__________________________________
                                                   (if Entity)


         SIGNATURE PAGE TO AENEID CORPORATION SERIES D PREFERRED STOCK
            THIRD AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT

     The parties have executed this Third Amended and Restated Investors' Rights Agreement as of the date first above written.


                                   COMPANY:

                                   AENEID CORPORATION


                                   By:_______________________________________
                                          Daniel Putterman, President

                                   Address:
                                   282 Second Street, Suite 200
                                   San Francisco, CA 94105
                                   Fax: (415) 538-8558


                                   EXISTING INVESTORS:


                                   Name of Investor: Edgewater Private Equity
                                                    --------------------------

                                   By: /s/ Robert Allison
                                      ----------------------------------------

                                   Title: Partner
                                         -------------------------------------
                                                   (if Entity)

                                   SERIES D INVESTORS:


                                   Name of Investor:_________________________

                                   By:_______________________________________

                                   Title:____________________________________
                                                   (if Entity)


         SIGNATURE PAGE TO AENEID CORPORATION SERIES D PREFERRED STOCK
            THIRD AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT

     The parties have executed this Third Amended and Restated Investors' Rights Agreement as of the date first above written.


                                   COMPANY:

                                   AENEID CORPORATION


                                   By:_____________________________________
                                          Daniel Putterman, President

                                   Address:
                                   282 Second Street, Suite 200
                                   San Francisco, CA 94105
                                   Fax: (415) 538-8558


                                   EXISTING INVESTORS:


                                   Name of Investor: FRITAS AS
                                                    -----------------------

                                   By: /s/ Carl Preben Hoegh
                                      -------------------------------------

                                   Title: DIRECTOR
                                         ----------------------------------
                                                   (if Entity)

                                   SERIES D INVESTORS:


                                   Name of Investor:_______________________

                                   By:_____________________________________

                                   Title:__________________________________
                                                   (if Entity)


         SIGNATURE PAGE TO AENEID CORPORATION SERIES D PREFERRED STOCK
            THIRD AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT

     The parties have executed this Third Amended and Restated Investors' Rights Agreement as of the date first above written.


                                   COMPANY:

                                   AENEID CORPORATION


                                   By:_____________________________________
                                          Daniel Putterman, President

                                   Address:
                                   282 Second Street, Suite 200
                                   San Francisco, CA 94105
                                   Fax: (415) 538-8558


                                   EXISTING INVESTORS:


                                   Name of Investor: HPI Holding
                                                    -----------------------

                                   By: /s/ Denis Gonseth
                                      -------------------------------------

                                   Title: CHAIRMAN
                                         ----------------------------------
                                                   (if Entity)

                                   SERIES D INVESTORS:


                                   Name of Investor:_______________________

                                   By:_____________________________________

                                   Title:__________________________________
                                                   (if Entity)


         SIGNATURE PAGE TO AENEID CORPORATION SERIES D PREFERRED STOCK
            THIRD AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT

     The parties have executed this Third Amended and Restated Investors' Rights Agreement as of the date first above written.


                                   COMPANY:

                                   AENEID CORPORATION


                                   By:_____________________________________
                                          Daniel Putterman, President

                                   Address:
                                   282 Second Street, Suite 200
                                   San Francisco, CA 94105
                                   Fax: (415) 538-8558


                                   EXISTING INVESTORS:


                                   Name of Investor: HOEGH INVEST AS
                                                    -----------------------

                                   By: /s/ Carl Preben Hoegh
                                      -------------------------------------

                                   Title: CHAIRMAN
                                         ----------------------------------
                                                   (if Entity)

                                   SERIES D INVESTORS:


                                   Name of Investor:_______________________

                                   By:_____________________________________

                                   Title:__________________________________
                                                   (if Entity)


         SIGNATURE PAGE TO AENEID CORPORATION SERIES D PREFERRED STOCK
            THIRD AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT

     The parties have executed this Third Amended and Restated Investors' Rights Agreement as of the date first above written.


                                   COMPANY:

                                   AENEID CORPORATION


                                   By:_____________________________________
                                          Daniel Putterman, President

                                   Address:
                                   282 Second Street, Suite 200
                                   San Francisco, CA 94105
                                   Fax: (415) 538-8558


                                   EXISTING INVESTORS:


                                   Name of Investor: KS Technoinvest
                                                    -----------------------

                                   By: /s/ [ILLEGIBLE]
                                      -------------------------------------

                                   Title:__________________________________
                                                   (if Entity)

                                   SERIES D INVESTORS:


                                   Name of Investor:_______________________

                                   By:_____________________________________

                                   Title:__________________________________
                                                   (if Entity)


         SIGNATURE PAGE TO AENEID CORPORATION SERIES D PREFERRED STOCK
            THIRD AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT

     The parties have executed this Third Amended and Restated Investors' Rights Agreement as of the date first above written.


                                   COMPANY:

                                   AENEID CORPORATION


                                   By:_____________________________________
                                          Daniel Putterman, President

                                   Address:
                                   282 Second Street, Suite 200
                                   San Francisco, CA 94105
                                   Fax: (415) 538-8558


                                   EXISTING INVESTORS:


                                   Name of Investor: VISION CAPITAL L.P.
                                                    -----------------------

                                   By: /s/ Dag Tellefsen
                                      -------------------------------------

                                   Title: PARTNER
                                         ----------------------------------
                                                   (if Entity)

                                   SERIES D INVESTORS:


                                   Name of Investor:_______________________

                                   By:_____________________________________

                                   Title:__________________________________
                                                   (if Entity)


         SIGNATURE PAGE TO AENEID CORPORATION SERIES D PREFERRED STOCK
            THIRD AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT

     The parties have executed this Third Amended and Restated Investors' Rights Agreement as of the date first above written.


                                   COMPANY:

                                   AENEID CORPORATION


                                   By:_____________________________________
                                          Daniel Putterman, President

                                   Address:
                                   282 Second Street, Suite 200
                                   San Francisco, CA 94105
                                   Fax: (415) 538-8558


                                   EXISTING INVESTORS:


                                   Name of Investor: WESTINDIA AB
                                                    -----------------------

                                   By: /s/ Henrik Baltscheffsky
                                      -------------------------------------

                                   Title: V.P.
                                         ----------------------------------
                                                   (if Entity)

                                   SERIES D INVESTORS:


                                   Name of Investor:_______________________

                                   By:_____________________________________

                                   Title:__________________________________
                                                   (if Entity)


         SIGNATURE PAGE TO AENEID CORPORATION SERIES D PREFERRED STOCK
            THIRD AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT

     The parties have executed this Third Amended and Restated Investors' Rights Agreement as of the date first above written.


                                   COMPANY:

                                   AENEID CORPORATION


                                   By:_____________________________________
                                          Daniel Putterman, President

                                   Address:
                                   282 Second Street, Suite 200
                                   San Francisco, CA 94105
                                   Fax: (415) 538-8558


                                   EXISTING INVESTORS:


                                   Name of Investor:_______________________

                                   By:_____________________________________

                                   Title:__________________________________
                                                   (if Entity)

                                   SERIES D INVESTORS:


                                   Name of Investor: A-NEID LLC
                                                    -----------------------

                                   By: /s/ Joel D Fedder
                                      -------------------------------------

                                   Title: [ILLEGIBLE]
                                         ----------------------------------
                                                   (if Entity)


         SIGNATURE PAGE TO AENEID CORPORATION SERIES D PREFERRED STOCK
            THIRD AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT

     The parties have executed this Third Amended and Restated Investors' Rights Agreement as of the date first above written.


                                   COMPANY:

                                   AENEID CORPORATION


                                   By:_____________________________________
                                          Daniel Putterman, President

                                   Address:
                                   282 Second Street, Suite 200
                                   San Francisco, CA 94105
                                   Fax: (415) 538-8558


                                   EXISTING INVESTORS:


                                   Name of Investor:_______________________

                                   By:_____________________________________

                                   Title:__________________________________
                                                   (if Entity)

                                   SERIES D INVESTORS:


                                   Name of Investor: Banc Boston Robertson
                                                    -----------------------
                                                      Stephens
                                                      ---------------------

                                   By: [ILLEGIBLE]
                                      -------------------------------------

                                   Title: Managing Director
                                         ----------------------------------
                                                   (if Entity)


         SIGNATURE PAGE TO AENEID CORPORATION SERIES D PREFERRED STOCK
            THIRD AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT

     The parties have executed this Third Amended and Restated Investors' Rights Agreement as of the date first above written.


                                   COMPANY:

                                   AENEID CORPORATION


                                   By:_____________________________________
                                          Daniel Putterman, President

                                   Address:
                                   282 Second Street, Suite 200
                                   San Francisco, CA 94105
                                   Fax: (415) 538-8558


                                   EXISTING INVESTORS:


                                   Name of Investor:_______________________

                                   By:_____________________________________

                                   Title:__________________________________
                                                   (if Entity)

                                   SERIES D INVESTORS:


                                   Name of Investor: BENJAMIN BRECHER
                                                    -----------------------

                                   By: /s/ Benjamin Brecher
                                      -------------------------------------

                                   Title:__________________________________
                                                   (if Entity)


         SIGNATURE PAGE TO AENEID CORPORATION SERIES D PREFERRED STOCK
            THIRD AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT

     The parties have executed this Third Amended and Restated Investors' Rights Agreement as of the date first above written.


                                   COMPANY:

                                   AENEID CORPORATION


                                   By:_____________________________________
                                          Daniel Putterman, President

                                   Address:
                                   282 Second Street, Suite 200
                                   San Francisco, CA 94105
                                   Fax: (415) 538-8558


                                   EXISTING INVESTORS:


                                   Name of Investor:_______________________

                                   By:_____________________________________

                                   Title:__________________________________
                                                   (if Entity)

                                   SERIES D INVESTORS:


                                   Name of Investor: Chartwell Holdings Ltd
                                                    -----------------------

                                   By: [ILLEGIBLE]
                                      -------------------------------------
                                              DIODATA HOLDINGS LTD.

                                   Title: Sole Director
                                         ----------------------------------
                                                   (if Entity)


         SIGNATURE PAGE TO AENEID CORPORATION SERIES D PREFERRED STOCK
            THIRD AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT

     The parties have executed this Third Amended and Restated Investors' Rights Agreement as of the date first above written.


                                   COMPANY:

                                   AENEID CORPORATION


                                   By:_____________________________________
                                          Daniel Putterman, President

                                   Address:
                                   282 Second Street, Suite 200
                                   San Francisco, CA 94105
                                   Fax: (415) 538-8558


                                   EXISTING INVESTORS:


                                   Name of Investor: Murdoch and Company
                                                    -----------------------

                                   By: /s/ [ILLEGIBLE]
                                      -------------------------------------

                                   Title: Attorney
                                         ----------------------------------
                                                   (if Entity)

                                   SERIES D INVESTORS:


                                   Name of Investor: Decima Corporation
                                                    -----------------------

                                   By: /s/ [ILLEGIBLE]
                                      -------------------------------------

                                   Title: Director
                                         ----------------------------------
                                                   (if Entity)


         SIGNATURE PAGE TO AENEID CORPORATION SERIES D PREFERRED STOCK
            THIRD AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT

     The parties have executed this Third Amended and Restated Investors' Rights Agreement as of the date first above written.


                                   COMPANY:

                                   AENEID CORPORATION


                                   By:_____________________________________
                                          Daniel Putterman, President

                                   Address:
                                   282 Second Street, Suite 200
                                   San Francisco, CA 94105
                                   Fax: (415) 538-8558


                                   EXISTING INVESTORS:


                                   Name of Investor:_______________________

                                   By:_____________________________________

                                   Title:__________________________________
                                                   (if Entity)

                                   SERIES D INVESTORS:


                                   Name of Investor: EarthWeb Inc.
                                                    -----------------------

                                   By: /s/ [ILLEGIBLE]
                                      -------------------------------------

                                   Title: Executive Vice President
                                         ----------------------------------
                                                   (if Entity)


         SIGNATURE PAGE TO AENEID CORPORATION SERIES D PREFERRED STOCK
            THIRD AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT

     The parties have executed this Third Amended and Restated Investors' Rights Agreement as of the date first above written.


                                   COMPANY:

                                   AENEID CORPORATION


                                   By:_____________________________________
                                          Daniel Putterman, President

                                   Address:
                                   282 Second Street, Suite 200
                                   San Francisco, CA 94105
                                   Fax: (415) 538-8558


                                   EXISTING INVESTORS:


                                   Name of Investor:_______________________

                                   By:_____________________________________

                                   Title:__________________________________
                                                   (if Entity)

                                   SERIES D INVESTORS:


                                   Name of Investor: Scott N. Flanders
                                                    -----------------------

                                   By: /s/ Scott N. Flanders
                                      -------------------------------------

                                   Title:__________________________________
                                                   (if Entity)


         SIGNATURE PAGE TO AENEID CORPORATION SERIES D PREFERRED STOCK
            THIRD AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT

     The parties have executed this Third Amended and Restated Investors' Rights Agreement as of the date first above written.


                                   COMPANY:

                                   AENEID CORPORATION


                                   By:________________________________________
                                          Daniel Putterman, President

                                   Address:
                                   282 Second Street, Suite 200
                                   San Francisco, CA 94105
                                   Fax: (415) 538-8558


                                   EXISTING INVESTORS:


                                   Name of Investor:__________________________

                                   By:________________________________________

                                   Title:_____________________________________
                                                   (if Entity)

                                   SERIES D INVESTORS:


                                   Name of Investor: Friedrich - Wilhelm Goebel
                                                    --------------------------

                                   By: /s/ Friedrich - Wilhelm Goebel
                                      ----------------------------------------

                                   Title:_____________________________________
                                                   (if Entity)


         SIGNATURE PAGE TO AENEID CORPORATION SERIES D PREFERRED STOCK
            THIRD AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT

     The parties have executed this Third Amended and Restated Investors' Rights Agreement as of the date first above written.


                                   COMPANY:

                                   AENEID CORPORATION


                                   By:_____________________________________
                                          Daniel Putterman, President

                                   Address:
                                   282 Second Street, Suite 200
                                   San Francisco, CA 94105
                                   Fax: (415) 538-8558


                                   EXISTING INVESTORS:


                                   Name of Investor:_______________________

                                   By:_____________________________________

                                   Title:__________________________________
                                                   (if Entity)

                                   SERIES D INVESTORS:


                                   Name of Investor: Dale R. Haithcock
                                                    -----------------------

                                   By: /s/ Dale R. Haithcock
                                      -------------------------------------

                                   Title:__________________________________
                                                   (if Entity)


         SIGNATURE PAGE TO AENEID CORPORATION SERIES D PREFERRED STOCK
            THIRD AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT

     The parties have executed this Third Amended and Restated Investors' Rights Agreement as of the date first above written.


                                   COMPANY:

                                   AENEID CORPORATION


                                   By:_____________________________________
                                          Daniel Putterman, President

                                   Address:
                                   282 Second Street, Suite 200
                                   San Francisco, CA 94105
                                   Fax: (415) 538-8558


                                   EXISTING INVESTORS:


                                   Name of Investor:_______________________

                                   By:_____________________________________

                                   Title:__________________________________
                                                   (if Entity)

                                   SERIES D INVESTORS:


                                   Name of Investor: Scott A. Jones
                                                    -----------------------

                                   By: /s/ Scott A. Jones
                                      -------------------------------------

                                   Title:__________________________________
                                                   (if Entity)


         SIGNATURE PAGE TO AENEID CORPORATION SERIES D PREFERRED STOCK
            THIRD AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT

     The parties have executed this Third Amended and Restated Investors' Rights Agreement as of the date first above written.


                                   COMPANY:

                                   AENEID CORPORATION


                                   By:_____________________________________
                                          Daniel Putterman, President

                                   Address:
                                   282 Second Street, Suite 200
                                   San Francisco, CA 94105
                                   Fax: (415) 538-8558


                                   EXISTING INVESTORS:


                                   Name of Investor:_______________________

                                   By:_____________________________________

                                   Title:__________________________________
                                                   (if Entity)

                                   SERIES D INVESTORS:


                                   Name of Investor: Kelso Traders Ltd
                                                    -----------------------

                                   By: /s/ [ILLEGIBLE]
                                      -------------------------------------

                                   Title: Director
                                   Address:       McNamara Chambers

                                                  Main Street

                                                  Road Town, Tortola

                                                  British Virgin Islands

     The parties have executed this Third Amended and Restated Investors' Rights Agreement as of the date first above written.


                                   COMPANY:

                                   AENEID CORPORATION


                                   By:_____________________________________
                                          Daniel Putterman, President

                                   Address:
                                   282 Second Street, Suite 200
                                   San Francisco, CA 94105
                                   Fax: (415) 538-8558


                                   EXISTING INVESTORS:


                                   Name of Investor:_______________________

                                   By:_____________________________________

                                   Title:__________________________________
                                                   (if Entity)

                                   SERIES D INVESTORS:


                                   Name of Investor: Daniel S. Laikin
                                                    -----------------------

                                   By: /s/ Daniel S. Laikin
                                      -------------------------------------

                                   Title:__________________________________
                                                   (if Entity)


         SIGNATURE PAGE TO AENEID CORPORATION SERIES D PREFERRED STOCK
            THIRD AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT

     The parties have executed this Third Amended and Restated Investors' Rights Agreement as of the date first above written.


                                   COMPANY:

                                   AENEID CORPORATION


                                   By:_____________________________________
                                          Daniel Putterman, President

                                   Address:
                                   282 Second Street, Suite 200
                                   San Francisco, CA 94105
                                   Fax: (415) 538-8558


                                   EXISTING INVESTORS:


                                   Name of Investor:_______________________

                                   By:_____________________________________

                                   Title:__________________________________
                                                   (if Entity)

                                   SERIES D INVESTORS:


                                   Name of Investor: Robert Laikin
                                                    -----------------------

                                   By: /s/ Robert Laikin
                                      -------------------------------------

                                   Title:__________________________________
                                                   (if Entity)


         SIGNATURE PAGE TO AENEID CORPORATION SERIES D PREFERRED STOCK
            THIRD AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT

     The parties have executed this Third Amended and Restated Investors' Rights Agreement as of the date first above written.


                                   COMPANY:

                                   AENEID CORPORATION


                                   By:_____________________________________
                                          Daniel Putterman, President

                                   Address:
                                   282 Second Street, Suite 200
                                   San Francisco, CA 94105
                                   Fax: (415) 538-8558


                                   EXISTING INVESTORS:


                                   Name of Investor:_______________________

                                   By:_____________________________________

                                   Title:__________________________________
                                                   (if Entity)

                                   SERIES D INVESTORS:


                                   Name of Investor: Eli Levitin
                                                    -----------------------

                                   By: /s/ Eli Levitin
                                      -------------------------------------

                                   Title:__________________________________
                                                   (if Entity)


         SIGNATURE PAGE TO AENEID CORPORATION SERIES D PREFERRED STOCK
            THIRD AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT

     The parties have executed this Third Amended and Restated Investors' Rights Agreement as of the date first above written.


                                   COMPANY:

                                   AENEID CORPORATION


                                   By:_____________________________________
                                          Daniel Putterman, President

                                   Address:
                                   282 Second Street, Suite 200
                                   San Francisco, CA 94105
                                   Fax: (415) 538-8558


                                   EXISTING INVESTORS:


                                   Name of Investor:_______________________

                                   By:_____________________________________

                                   Title:__________________________________
                                                   (if Entity)

                                   SERIES D INVESTORS:


                                   Name of Investor: Levitin Family
                                                    -----------------------
                                                      Charitable Trust
                                                     ----------------------

                                   By: /s/ Eli Levitin
                                      -------------------------------------

                                   Title: Trustee
                                         ----------------------------------
                                                   (if Entity)


         SIGNATURE PAGE TO AENEID CORPORATION SERIES D PREFERRED STOCK
            THIRD AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT

     The parties have executed this Third Amended and Restated Investors' Rights Agreement as of the date first above written.


                                   COMPANY:

                                   AENEID CORPORATION


                                   By:_____________________________________
                                          Daniel Putterman, President

                                   Address:
                                   282 Second Street, Suite 200
                                   San Francisco, CA 94105
                                   Fax: (415) 538-8558


                                   EXISTING INVESTORS:


                                   Name of Investor:_______________________

                                   By:_____________________________________

                                   Title:__________________________________
                                                   (if Entity)

                                   SERIES D INVESTORS:


                                   Name of Investor: MWDI Partnership
                                                    -----------------------

                                   By: /s/ Morris Wolfson
                                      -------------------------------------

                                   Title: General Partner
                                         ----------------------------------
                                                   (if Entity)


         SIGNATURE PAGE TO AENEID CORPORATION SERIES D PREFERRED STOCK
            THIRD AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT

     The parties have executed this Third Amended and Restated Investors' Rights Agreement as of the date first above written.


                                   COMPANY:

                                   AENEID CORPORATION


                                   By:_____________________________________
                                          Daniel Putterman, President

                                   Address:
                                   282 Second Street, Suite 200
                                   San Francisco, CA 94105
                                   Fax: (415) 538-8558


                                   EXISTING INVESTORS:


                                   Name of Investor:_______________________

                                   By:_____________________________________

                                   Title:__________________________________
                                                   (if Entity)

                                   SERIES D INVESTORS:


                                   Name of Investor: Carol Miller
                                                    -----------------------

                                   By: /s/ Carol Miller
                                      -------------------------------------

                                   Title:__________________________________
                                                   (if Entity)


         SIGNATURE PAGE TO AENEID CORPORATION SERIES D PREFERRED STOCK
            THIRD AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT

     The parties have executed this Third Amended and Restated Investors' Rights Agreement as of the date first above written.


                                   COMPANY:

                                   AENEID CORPORATION


                                   By:_____________________________________
                                          Daniel Putterman, President

                                   Address:
                                   282 Second Street, Suite 200
                                   San Francisco, CA 94105
                                   Fax: (415) 538-8558


                                   EXISTING INVESTORS:


                                   Name of Investor:_______________________

                                   By:_____________________________________

                                   Title:__________________________________
                                                   (if Entity)

                                   SERIES D INVESTORS:


                                   Name of Investor: Dan J. Mitchell
                                                    -----------------------

                                   By: /s/ Dan J. Mitchell
                                      -------------------------------------

                                   Title:__________________________________
                                                   (if Entity)


         SIGNATURE PAGE TO AENEID CORPORATION SERIES D PREFERRED STOCK
            THIRD AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT

     The parties have executed this Third Amended and Restated Investors' Rights Agreement as of the date first above written.


                                   COMPANY:

                                   AENEID CORPORATION


                                   By:________________________________________
                                          Daniel Putterman, President

                                   Address:
                                   282 Second Street, Suite 200
                                   San Francisco, CA 94105
                                   Fax: (415) 538-8558


                                   EXISTING INVESTORS:


                                   Name of Investor:__________________________

                                   By:________________________________________

                                   Title:_____________________________________
                                                   (if Entity)

                                   SERIES D INVESTORS:


                                   Name of Investor: Newport(BVI) Holdings Ltd
                                                    --------------------------

                                   By: /s/ [ILLEGIBLE]
                                      ----------------------------------------
                                               DIODATA HOLDINGS LTD.

                                   Title: Sole Director
                                         -------------------------------------
                                                   (if Entity)

                                          Clariden Trust Management Ltd
                                          Dreikonigstrasse 8
                                          800 2 Zurich
                                          Switzerland



         SIGNATURE PAGE TO AENEID CORPORATION SERIES D PREFERRED STOCK
            THIRD AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT

     The parties have executed this Third Amended and Restated Investors' Rights Agreement as of the date first above written.


                                   COMPANY:

                                   AENEID CORPORATION


                                   By:________________________________________
                                          Daniel Putterman, President

                                   Address:
                                   282 Second Street, Suite 200
                                   San Francisco, CA 94105
                                   Fax: (415) 538-8558


                                   EXISTING INVESTORS:


                                   Name of Investor:__________________________

                                   By:________________________________________

                                   Title:_____________________________________
                                                   (if Entity)

                                   SERIES D INVESTORS:


                                   Name of Investor: ORION VENTURE PARTNERS
                                                    --------------------------

                                   By: /s/ [ILLEGIBLE]
                                      ----------------------------------------

                                   Title: Managing Partner.
                                         -------------------------------------
                                                   (if Entity)


         SIGNATURE PAGE TO AENEID CORPORATION SERIES D PREFERRED STOCK
            THIRD AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT

     The parties have executed this Third Amended and Restated Investors' Rights Agreement as of the date first above written.


                                   COMPANY:

                                   AENEID CORPORATION


                                   By:_____________________________________
                                          Daniel Putterman, President

                                   Address:
                                   282 Second Street, Suite 200
                                   San Francisco, CA 94105
                                   Fax: (415) 538-8558


                                   EXISTING INVESTORS:


                                   Name of Investor:_______________________

                                   By:_____________________________________

                                   Title:__________________________________
                                                   (if Entity)

                                   SERIES D INVESTORS:


                                   Name of Investor: Joseph I. Piazza
                                                    -----------------------

                                   By: /s/ Joseph I. Piazza
                                      -------------------------------------

                                   Title: Managing Director
                                         ----------------------------------
                                                   (if Entity)


         SIGNATURE PAGE TO AENEID CORPORATION SERIES D PREFERRED STOCK
            THIRD AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT

     The parties have executed this Third Amended and Restated Investors' Rights Agreement as of the date first above written.


                                   COMPANY:

                                   AENEID CORPORATION


                                   By:_______________________________________
                                          Daniel Putterman, President

                                   Address:
                                   282 Second Street, Suite 200
                                   San Francisco, CA 94105
                                   Fax: (415) 538-8558


                                   EXISTING INVESTORS:


                                   Name of Investor:_________________________

                                   By:_______________________________________

                                   Title:____________________________________
                                                   (if Entity)

                                   SERIES D INVESTORS:


                                   Name of Investor: RS COINVESTMENT FUND LP
                                                    -------------------------

                                   By: /s/ Joseph Piazza
                                      ---------------------------------------

                                   Title: Managing Director
                                         ------------------------------------
                                                   (if Entity)


         SIGNATURE PAGE TO AENEID CORPORATION SERIES D PREFERRED STOCK
            THIRD AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT

     The parties have executed this Third Amended and Restated Investors' Rights Agreement as of the date first above written.


                                   COMPANY:

                                   AENEID CORPORATION


                                   By:_____________________________________
                                          Daniel Putterman, President

                                   Address:
                                   282 Second Street, Suite 200
                                   San Francisco, CA 94105
                                   Fax: (415) 538-8558


                                   EXISTING INVESTORS:


                                   Name of Investor:_______________________

                                   By:_____________________________________

                                   Title:__________________________________
                                                   (if Entity)

                                   SERIES D INVESTORS:


                                   Name of Investor: RT PARTNERS, LP
                                                    -----------------------

                                   By: /s/ [ILLEGIBLE]
                                      -------------------------------------

                                   Title: MANAGING DIRECTOR OF THE
                                          GENERAL PARTNER
                                         ----------------------------------
                                                   (if Entity)


         SIGNATURE PAGE TO AENEID CORPORATION SERIES D PREFERRED STOCK
            THIRD AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT

     The parties have executed this Third Amended and Restated Investors' Rights Agreement as of the date first above written.


                                   COMPANY:

                                   AENEID CORPORATION


                                   By:_____________________________________
                                          Daniel Putterman, President

                                   Address:
                                   282 Second Street, Suite 200
                                   San Francisco, CA 94105
                                   Fax: (415) 538-8558


                                   EXISTING INVESTORS:


                                   Name of Investor:_______________________

                                   By:_____________________________________

                                   Title:__________________________________
                                                   (if Entity)

                                   SERIES D INVESTORS:


                                   Name of Investor: Salim S. Reshwan
                                                    -----------------------

                                   By: /s/ Salim S. Reshwan
                                      -------------------------------------

                                   Title:__________________________________
                                                   (if Entity)


         SIGNATURE PAGE TO AENEID CORPORATION SERIES D PREFERRED STOCK
            THIRD AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT

     The parties have executed this Third Amended and Restated Investors' Rights Agreement as of the date first above written.


                                   COMPANY:

                                   AENEID CORPORATION


                                   By:__________________________________________
                                          Daniel Putterman, President

                                   Address:
                                   282 Second Street, Suite 200
                                   San Francisco, CA 94105
                                   Fax: (415) 538-8558


                                   EXISTING INVESTORS:


                                   Name of Investor:____________________________

                                   By:__________________________________________

                                   Title:_______________________________________
                                                   (if Entity)

                                   SERIES D INVESTORS:


                                   Name of Investor: Ruxton Partners (1999-4)
                                                    -------------------------
                                                      LLP
                                                      -----------------------

                                   By: /s/ Alan Edelman
                                      ------------------------------------------

                                   Title: Managing Partner
                                         ---------------------------------------
                                                   (if Entity)


         SIGNATURE PAGE TO AENEID CORPORATION SERIES D PREFERRED STOCK
            THIRD AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT

     The parties have executed this Third Amended and Restated Investors' Rights Agreement as of the date first above written.


                                   COMPANY:

                                   AENEID CORPORATION


                                   By:_____________________________________
                                          Daniel Putterman, President

                                   Address:
                                   282 Second Street, Suite 200
                                   San Francisco, CA 94105
                                   Fax: (415) 538-8558


                                   EXISTING INVESTORS:


                                   Name of Investor:_______________________

                                   By:_____________________________________

                                   Title:__________________________________
                                                   (if Entity)

                                   SERIES D INVESTORS:


                                   Name of Investor: SALENIA AB
                                                    -----------------------

                                   By: /s/ [ILLEGIBLE]
                                      -------------------------------------

                                   Title:    V.P.
                                         ----------------------------------
                                                   (if Entity)


         SIGNATURE PAGE TO AENEID CORPORATION SERIES D PREFERRED STOCK
            THIRD AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT

     The parties have executed this Third Amended and Restated Investors' Rights Agreement as of the date first above written.


                                   COMPANY:

                                   AENEID CORPORATION


                                   By:_____________________________________
                                          Daniel Putterman, President

                                   Address:
                                   282 Second Street, Suite 200
                                   San Francisco, CA 94105
                                   Fax: (415) 538-8558


                                   EXISTING INVESTORS:


                                   Name of Investor:_______________________

                                   By:_____________________________________

                                   Title:__________________________________
                                                   (if Entity)

                                   SERIES D INVESTORS:


                                   Name of Investor: JACOB SAFIER
                                                    -----------------------

                                   By: /s/ Jacob Safier
                                      -------------------------------------

                                   Title:__________________________________
                                                   (if Entity)


         SIGNATURE PAGE TO AENEID CORPORATION SERIES D PREFERRED STOCK
            THIRD AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT

     The parties have executed this Third Amended and Restated Investors' Rights Agreement as of the date first above written.


                                 COMPANY:

                                 AENEID CORPORATION


                                 By:_____________________________________
                                        Daniel Putterman, President

                                 Address:
                                 282 Second Street, Suite 200
                                 San Francisco, CA 94105
                                 Fax: (415) 538-8558


                                 EXISTING INVESTORS:


                                 Name of Investor:_______________________

                                 By:_____________________________________

                                 Title:__________________________________
                                                 (if Entity)

                                 SERIES D INVESTORS:


                                                   Seligman Communications Unit
                                                   Information Fund, Inc.
                                                   By: J. & W. Seligman & Co.
                                                   Incorporated, its
                                 Name of Investor: Investment Adviser
                                                  -----------------------

                                 By: /s/ [ILLEGIBLE]
                                    -------------------------------------

                                 Title: Managing Director
                                       ----------------------------------
                                                 (if Entity)


         SIGNATURE PAGE TO AENEID CORPORATION SERIES D PREFERRED STOCK
            THIRD AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT

     The parties have executed this Third Amended and Restated Investors' Rights Agreement as of the date first above written.


                                   COMPANY:

                                   AENEID CORPORATION


                                   By:_____________________________________
                                          Daniel Putterman, President

                                   Address:
                                   282 Second Street, Suite 200
                                   San Francisco, CA 94105
                                   Fax: (415) 538-8558


                                   EXISTING INVESTORS:


                                   Name of Investor:_______________________

                                   By:_____________________________________

                                   Title:__________________________________
                                                   (if Entity)

                                   SERIES D INVESTORS:


                                                     Seligman Investment
                                                     Opportunities (Master)
                                                     Fund - NTV Portfolio
                                                     By: J. & W. Seligman & Co.
                                                     Incorporated, its
                                   Name of Investor: Investment Adviser
                                                    -----------------------

                                   By: /s/ [ILLEGIBLE]
                                      -------------------------------------

                                   Title: Managing Director
                                         ----------------------------------
                                                   (if Entity)


         SIGNATURE PAGE TO AENEID CORPORATION SERIES D PREFERRED STOCK
            THIRD AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT

     The parties have executed this Third Amended and Restated Investors' Rights Agreement as of the date first above written.


                                   COMPANY:

                                   AENEID CORPORATION


                                   By:_____________________________________
                                          Daniel Putterman, President

                                   Address:
                                   282 Second Street, Suite 200
                                   San Francisco, CA 94105
                                   Fax: (415) 538-8558


                                   EXISTING INVESTORS:


                                   Name of Investor:_______________________

                                   By:_____________________________________

                                   Title:__________________________________
                                                   (if Entity)

                                   SERIES D INVESTORS:


                                                     Seligman New Technologies
                                                     Fund, Inc.
                                                     By: J. & W. Seligman & Co.
                                                     Incorporated, its
                                   Name of Investor: Investment Adviser
                                                    -----------------------

                                   By: /s/ [ILLEGIBLE]
                                      -------------------------------------

                                   Title: Managing Director
                                         ----------------------------------
                                                   (if Entity)


         SIGNATURE PAGE TO AENEID CORPORATION SERIES D PREFERRED STOCK
            THIRD AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT

     The parties have executed this Third Amended and Restated Investors' Rights Agreement as of the date first above written.


                                   COMPANY:

                                   AENEID CORPORATION


                                   By:_____________________________________
                                          Daniel Putterman, President

                                   Address:
                                   282 Second Street, Suite 200
                                   San Francisco, CA 94105
                                   Fax: (415) 538-8558


                                   EXISTING INVESTORS:


                                   Name of Investor:_______________________

                                   By:_____________________________________

                                   Title:__________________________________
                                                   (if Entity)

                                   SERIES D INVESTORS:


                                   Name of Investor: Jinnie Simonsen and
                                                    -----------------------
                                                      John V. Carbone Jr.
                                                      ---------------------

                                   By: /s/ Jinnie Simonsen
                                      -------------------------------------


                                   Title:__________________________________
                                                   (if Entity)


         SIGNATURE PAGE TO AENEID CORPORATION SERIES D PREFERRED STOCK
            THIRD AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT

     The parties have executed this Third Amended and Restated Investors' Rights Agreement as of the date first above written.


                                   COMPANY:

                                   AENEID CORPORATION


                                   By:_____________________________________
                                          Daniel Putterman, President

                                   Address:
                                   282 Second Street, Suite 200
                                   San Francisco, CA 94105
                                   Fax: (415) 538-8558


                                   EXISTING INVESTORS:


                                   Name of Investor:_______________________

                                   By:_____________________________________

                                   Title:__________________________________
                                                   (if Entity)

                                   SERIES D INVESTORS:


                                   Name of Investor: Stanley W. Smith
                                                    -----------------------

                                   By: /s/ Stanley W. Smith
                                      -------------------------------------

                                   Title:__________________________________
                                                   (if Entity)


         SIGNATURE PAGE TO AENEID CORPORATION SERIES D PREFERRED STOCK
            THIRD AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT

     The parties have executed this Third Amended and Restated Investors' Rights Agreement as of the date first above written.


                                   COMPANY:

                                   AENEID CORPORATION


                                   By:_____________________________________
                                          Daniel Putterman, President

                                   Address:
                                   282 Second Street, Suite 200
                                   San Francisco, CA 94105
                                   Fax: (415) 538-8558


                                   EXISTING INVESTORS:


                                   Name of Investor:_______________________

                                   By:_____________________________________

                                   Title:__________________________________
                                                   (if Entity)

                                   SERIES D INVESTORS:


                                   Name of Investor: Ralph & Saul Tawil
                                                    -----------------------

                                   By: /s/ Ralph & Saul Tawil
                                      -------------------------------------

                                   Title:__________________________________
                                                   (if Entity)


         SIGNATURE PAGE TO AENEID CORPORATION SERIES D PREFERRED STOCK
            THIRD AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT

     The parties have executed this Third Amended and Restated Investors' Rights Agreement as of the date first above written.


                                   COMPANY:

                                   AENEID CORPORATION


                                   By:_____________________________________
                                          Daniel Putterman, President

                                   Address:
                                   282 Second Street, Suite 200
                                   San Francisco, CA 94105
                                   Fax: (415) 538-8558


                                   EXISTING INVESTORS:


                                   Name of Investor:_______________________

                                   By:_____________________________________

                                   Title:__________________________________
                                                   (if Entity)

                                   SERIES D INVESTORS:


                                   Name of Investor: Telecom Capital
                                                    -----------------------
                                                      Partners III, LP
                                                      ---------------------

                                   By: /s/ [ILLEGIBLE]
                                      -------------------------------------

                                   Title: Manager, Jest Enterprises LLC
                                         ----------------------------------
                                           General Partner
                                           --------------------------------
                                                   (if Entity)


         SIGNATURE PAGE TO AENEID CORPORATION SERIES D PREFERRED STOCK
            THIRD AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT

     The parties have executed this Third Amended and Restated Investors' Rights Agreement as of the date first above written.


                                   COMPANY:

                                   AENEID CORPORATION


                                   By:_____________________________________
                                          Daniel Putterman, President

                                   Address:
                                   282 Second Street, Suite 200
                                   San Francisco, CA 94105
                                   Fax: (415) 538-8558


                                   EXISTING INVESTORS:


                                   Name of Investor:_______________________

                                   By:_____________________________________

                                   Title:__________________________________
                                                   (if Entity)

                                   SERIES D INVESTORS:


                                   Name of Investor: TENNYSON FUND II LLP
                                                    -----------------------

                                   By: /s/ [ILLEGIBLE]
                                      -------------------------------------

                                   Title: MANAGING MEMBER
                                         ----------------------------------
                                            (if Entity)


         SIGNATURE PAGE TO AENEID CORPORATION SERIES D PREFERRED STOCK
            THIRD AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT

     The parties have executed this Third Amended and Restated Investors' Rights Agreement as of the date first above written.


                                   COMPANY:

                                   AENEID CORPORATION


                                   By:_____________________________________
                                          Daniel Putterman, President

                                   Address:
                                   282 Second Street, Suite 200
                                   San Francisco, CA 94105
                                   Fax: (415) 538-8558


                                   EXISTING INVESTORS:


                                   Name of Investor:_______________________

                                   By:_____________________________________

                                   Title:__________________________________
                                                   (if Entity)

                                   SERIES D INVESTORS:


                                   Name of Investor: U.S.A. FUND, LLP
                                                    -----------------------

                                   By: /s/ MARC P. BLUM
                                      -------------------------------------

                                   Title: PRESIDENT, WORLD TOTAL RETURN INC.
                                         ----------------------------------
                                            (if Entity)  (SOLE GENERAL PARTNER)

                                   TAXPAYER IDENTIFICATION # 52-1799734

                                    /s/ Marc P. Blum
                                   ----------------------------------------
                                   SIGNATURE

                                   100 GARRETT BUILDING
                                   233 EAST REDWOOD STREET
                                   BALTIMORE, MARYLAND 21202
                                   410/576-4240
                                   410/685-8981 (FAX)

         SIGNATURE PAGE TO AENEID CORPORATION SERIES D PREFERRED STOCK
            THIRD AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT

     The parties have executed this Third Amended and Restated Investors' Rights Agreement as of the date first above written.


                                   COMPANY:

                                   AENEID CORPORATION


                                   By:_____________________________________
                                          Daniel Putterman, President

                                   Address:
                                   282 Second Street, Suite 200
                                   San Francisco, CA 94105
                                   Fax: (415) 538-8558


                                   EXISTING INVESTORS:


                                   Name of Investor:_______________________

                                   By:_____________________________________

                                   Title:__________________________________
                                                   (if Entity)

                                   SERIES D INVESTORS:


                                   Name of Investor: Lance GA Ullom
                                                    -----------------------

                                   By: /s/ Lance Ullom
                                      -------------------------------------

                                   Title: N/A
                                         ----------------------------------
                                            (if Entity)


         SIGNATURE PAGE TO AENEID CORPORATION SERIES D PREFERRED STOCK
            THIRD AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT

     The parties have executed this Third Amended and Restated Investors' Rights Agreement as of the date first above written.


                                   COMPANY:

                                   AENEID CORPORATION


                                   By:_____________________________________
                                          Daniel Putterman, President

                                   Address:
                                   282 Second Street, Suite 200
                                   San Francisco, CA 94105
                                   Fax: (415) 538-8558


                                   EXISTING INVESTORS:


                                   Name of Investor:_______________________

                                   By:_____________________________________

                                   Title:__________________________________
                                                   (if Entity)

                                   SERIES D INVESTORS:


                                   Name of Investor: VICTORYFIRE LTD
                                                    -----------------------

                                   By: /s/ CLAUDE POMPER
                                      -------------------------------------

                                   Title: PRESIDENT & CEO
                                         ----------------------------------
                                            (if Entity)


         SIGNATURE PAGE TO AENEID CORPORATION SERIES D PREFERRED STOCK
            THIRD AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT

     The parties have executed this Third Amended and Restated Investors' Rights Agreement as of the date first above written.


                                   COMPANY:

                                   AENEID CORPORATION


                                   By:_____________________________________
                                          Daniel Putterman, President

                                   Address:
                                   282 Second Street, Suite 200
                                   San Francisco, CA 94105
                                   Fax: (415) 538-8558


                                   EXISTING INVESTORS:


                                   Name of Investor:_______________________

                                   By:_____________________________________

                                   Title:__________________________________
                                                   (if Entity)

                                   SERIES D INVESTORS:


                                   Name of Investor: Vision Capital LP
                                                    -----------------------

                                   By:_____________________________________

                                   Title:__________________________________
                                            (if Entity)


         SIGNATURE PAGE TO AENEID CORPORATION SERIES D PREFERRED STOCK
            THIRD AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT

     The parties have executed this Third Amended and Restated Investors' Rights Agreement as of the date first above written.


                                   COMPANY:

                                   AENEID CORPORATION


                                   By:_____________________________________
                                          Daniel Putterman, President

                                   Address:
                                   282 Second Street, Suite 200
                                   San Francisco, CA 94105
                                   Fax: (415) 538-8558


                                   EXISTING INVESTORS:


                                   Name of Investor:_______________________

                                   By:_____________________________________

                                   Title:__________________________________
                                                   (if Entity)

                                   SERIES D INVESTORS:


                                   Name of Investor: Vision Extension LP
                                                    -----------------------

                                   By:_____________________________________

                                   Title:__________________________________
                                            (if Entity)


         SIGNATURE PAGE TO AENEID CORPORATION SERIES D PREFERRED STOCK
            THIRD AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT

     The parties have executed this Third Amended and Restated Investors' Rights Agreement as of the date first above written.


                                   COMPANY:

                                   AENEID CORPORATION


                                   By:_____________________________________
                                          Daniel Putterman, President

                                   Address:
                                   282 Second Street, Suite 200
                                   San Francisco, CA 94105
                                   Fax: (415) 538-8558


                                   EXISTING INVESTORS:


                                   Name of Investor:_______________________

                                   By:_____________________________________

                                   Title:__________________________________
                                                   (if Entity)

                                   SERIES D INVESTORS:


                                   Name of Investor: Westgate Capital, LLC
                                                    -----------------------

                                   By: /s/ [ILLEGIBLE]
                                      -------------------------------------

                                   Title: Member
                                         ----------------------------------
                                            (if Entity)


         SIGNATURE PAGE TO AENEID CORPORATION SERIES D PREFERRED STOCK
            THIRD AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT

     The parties have executed this Third Amended and Restated Investors' Rights Agreement as of the date first above written.


                                   COMPANY:

                                   AENEID CORPORATION


                                   By:_____________________________________
                                          Daniel Putterman, President

                                   Address:
                                   282 Second Street, Suite 200
                                   San Francisco, CA 94105
                                   Fax: (415) 538-8558


                                   EXISTING INVESTORS:


                                   Name of Investor:_______________________

                                   By:_____________________________________

                                   Title:__________________________________
                                                   (if Entity)

                                   SERIES D INVESTORS:


                                   Name of Investor: Winfield Capital Corp.
                                                    -----------------------

                                   By: /s/ [ILLEGIBLE]
                                      -------------------------------------

                                   Title: Chief Financial Officer
                                         ----------------------------------
                                            (if Entity)


         SIGNATURE PAGE TO AENEID CORPORATION SERIES D PREFERRED STOCK
            THIRD AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT

     The parties have executed this Third Amended and Restated Investors' Rights Agreement as of the date first above written.


                                   COMPANY:

                                   AENEID CORPORATION


                                   By:_____________________________________
                                          Daniel Putterman, President

                                   Address:
                                   282 Second Street, Suite 200
                                   San Francisco, CA 94105
                                   Fax: (415) 538-8558


                                   EXISTING INVESTORS:


                                   Name of Investor:_______________________

                                   By:_____________________________________

                                   Title:__________________________________
                                                   (if Entity)

                                   SERIES D INVESTORS:


                                   Name of Investor: Winstar Interactive
                                                    -----------------------
                                                      Ventures I Inc.
                                                      ---------------------

                                   By: /s/ [ILLEGIBLE]
                                      -------------------------------------

                                   Title: President, Winstar Interactive
                                         ----------------------------------
                                            (if Entity)    Ventures I Inc.


         SIGNATURE PAGE TO AENEID CORPORATION SERIES D PREFERRED STOCK
            THIRD AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT

                                   EXHIBIT A

                              EXISTING INVESTORS

             Name and Address.                        Shares
             ----------------                         ------
Abbott, Steven                                  Series C 15,823
72 Mercury Avenue
Tiburon, CA 94920

Beecher, Hugh                                   Series A 100,000
Fairview Capital
100 Larkspur Landing Circle
Suite 206
Larkspur, CA 94939

Bluestem Capital Partners II, Limited           Series A 712,117
Partnership                                     Series B 584,113
Kirby, Steven                                   Series C 749,683
Bluestem Capital Company
122 S. Phillips Ave., Suite 300
Sioux Falls, SD 57014

Borel Bank & Trust, custodian for Carol L.      Series A 80,325
Smith IRA Rollover
Trust Department
160 Bovet Road
San Mateo, CA 94402
Attn: Lawrence M. Russell

Brand, Richard                                   Series C 6,330
72 Magnolia Drive
Atherton, CA 94027

Butlein, Marc                                    Series A 46,455
40 Weston Road
Weston, CT 06883

Callander, Clark                                 Series C 6,329
2815 Scott Street
San Francisco, CA 94123

Edgewater Private Equity Fund Fund II, LP       Series A 3,467,061
Robert G. Allison                               Series B 83,525
The Edgewater Funds
2 Corporate Plaza Drive,
Suite 275
Newport Beach, CA 92660

Eiken Invest 98 AS                              Series A 57,139
c/o Teknoinvest Management AS attn:
Tore Mengshoel
Postboks 556 Sentrum
N-0105 Oslo, Norway

Fritas AS                                       Series A 101,184
c/o Hoegh Invest AS                             Series C 15,641
Parkveten 55
PO Box 2416 Solli
0201 0510 Norway

Gardner, Herbert M.                             Series A 36,469
4 Darley Road
Great Neck, NY  11021

Gardner, Peter H.                               Series A 36,487
General Partner
Media Technology Ventures
185 Berry Street, Suite 3600
San Francisco, CA 94107

Hall, Michael                                   Series C 15,823
135 Commonwealth Drive
Menlo Park, CA 94025

Hoegh Invest A/S                                Series A 190,368
Carl Preben Hoegh                               Series B 63,694
Parkveien 55                                    Series C 39,288
P.O. Box 2416 Solli
0201 Oslo, Norway

Horner, Douglas                                 Series A 55,402
2400 Steiner Street, #2
San Francisco, CA 941115

HPI Holdings SA                                 Series A 236,724
Rue Perdtemps 5                                 Series B 325,531
CH-1260 Nyon
SWITZERLAND
Attn:  Denis Gonseth, Chairman

HPI Holding AS                                  Series C 86,962
Rue Perdtemps 5
CH-1260 Nyon
Switzerland
Attn:  Denis Gonseth, Chairman

Inouye, Paul                                    Series C 3,165
3750 Scott Street, Apt. 105
San Francisco, CA 94123

International Communication Enterprises         Series A 107,428
Attn: Martin Velasco
1279 Bogis-Bossey
Le Greny
Switzerland

James & Pamela Sheppard Charitable Annuity      Series A 67,649
Trust
c/o Hugh Beecher
100 Larkspur Landing Circle
Suite 206
Larkspur, CA 94939

J & S Charitable Annuity Trust                  Series A 67,875
c/o Hugh Beecher
100 Larkspur Landing Circle
Suite 206
Larkspur, CA 94939

James & Sharon Carroll Charitable Annuity       Series A 67,875
Trust
c/o Hugh Beecher
100 Larkspur Landing Circle
Suite 206
Larkspur, CA 94939

Kleinwort Benson Limited                        Series C 410,684
Attn:  Richard Wolf
Dresdner Kleinwort Benson North America
Private Equity & Investment Funds
76 Wall Street
New York, NY 10006

KS Technoinvest V                               Series A 1,039,600
attn: Tore Mengshoel                            Series B 202,589
Teknoinvest Management AS
Grev Wedels plass 5
P.O. Box 556, Sentrum
Oslo, Norway 0105

Marakovic, Nino                                 Series C 3,165
1619 North Point
San Francisco, CA 94123

Merfin Capital N.V.                             Series C 474,683
Joelle de Terjat
c/o Finabel S.A.
254 Route de Lausanne
CH -- 1292 Geneve -- Chambesy
Switzerland

Monego Sr., Phillip                             Series A 123,278
Technology Perspectives                         Series B 38,941
85 Fox Bridge Avenue                            Series C  25,091
Atherton, CA 94027

Murdoch & Company                               Series A 108,474
c/o Mr. Charles Boulton                         Series B 311,526
Bermuda Trust Company Limited Compass Point     Series C 90,000
9 Bermudiana Road
Hamilton HM11
Bermuda

Rajaratnam, Rengan                              Series C 120,253
1461 Broadway Street, #305
San Francisco, CA 94109

Robert J. Carroll Charitable Annuity Trust      Series A 67,875
c/o Hugh Beecher
Fairview Capital
100 Larkspur Landing Circle,
Suite 206
Larkspur, CA 94939

Saad Al Rashid, Abdulla                         Series C 63,275
White Crystals Ltd.
P.O. Box 54308
11514 Riyadh
Saudi Arabia

Velasco, Martin                                 Series A 93,073
Intl. Comm. Enterprises                         Series C 14,397
1279 Bogis-Bossey
Le Greny
Switzerland

Vision Capital LP                               Series A 1,261,680
Attn:  Dag Tellefsen                            Series B 351,102
3000 Sand Hill Road                             Series C 249,458
Building 4, Suite 230
Menlo Park, CA 94025

von Braun, Emmeram                              Series B 233,645
Groso Strasse 9                                 Series C 138,412
D82166 Graefeling
Munich, Germany

Westindia AB                                    Series C 63,282
c/o Salenia
Henrik Baltscheffsky
Styrmansgatan 2
Stockholm, Sweden

White Crystals Ltd.                             Series C 316,455
Investment Advisor
P.O. Box 54308
Riyadh 11514, Saudi Arabia
Attn: Ziad N. Baya'a

                                   EXHIBIT B

                              SERIES D INVESTORS
                              ------------------

                        First Closing October 18, 1999


              Purchaser Name                               Shares
-------------------------------------------        ---------------------

Scott Flanders                                             102,803

Seligman Communications and
Information Fund, Inc.                                     467,290

Seligman New Technologies Fund, Inc.                     2,271,028

Seligman Investment Opportunities
(Master) Fund-NTV Portfolio                                532,710

Victoryfire Limited                                        233,644

Stanley W. Smith                                            93,457

Telecom Capital Partners, LP                             1,000,000

Westgate Capital, LLC                                      163,551

Winfield Capital Corp.                                    233,644

Chartwell Holdings Ltd.                                    116,822

Jinnie Simonsen and John Carbone                            23,364

Newport (BVI) Holdings Ltd.                                116,822

BancBoston Robertson Stephens Inc.                            /1/

TOTAL                                                    5,345,789

______________________
/1/ See definition of "Holder" in Section 1.

                              SERIES D INVESTORS
                              ------------------

                       Second Closing November 24, 1999


              Purchaser Name                               Shares
-------------------------------------------        ---------------------
A-NEID, LLC                                               1,102,805

Carol Miller                                                  5,000

Dan J. Mitchell                                              46,728

Earthweb Inc.                                               116,822

Kelso Traders Limited                                        46,728

Lance Ullom                                                  50,000

MCP Global Corporation, Inc.                                467,289

Orion Venture Partners                                      116,822

Pogue Capital Mgmt Money Purchase Plan fbo                   11,682
Mai Pogue

Ralph & Saul Tawil, JWROS                                    70,093

Robert J. Laikin                                             80,000

RT Partners, L.P.                                           163,551

Ruxton Partners (1999-4) LLP                                572,429

Salenia AB                                                  233,637

Tennyson Fund II, LLLP                                      563,084

U.S.A. Fund, LLLP                                           163,551

BancBoston Robertson Stephens Inc.                            /2/

TOTAL                                                     3,810,221


____________________
/2/ See definition of "Holder" in Section 1.

                              SERIES D INVESTORS
                              ------------------

                        Third Closing December 23, 1999


            Purchaser Name                             Shares
--------------------------------------------------------------------
Joseph P. Briggs                                        27,100

Diana W. Carlson                                        10,000

Kenneth W. Carlson                                      10,000

Rita H. Carlson                                         32,710

CDC-Valeurs de Croissance                            1,402,000

Chana Sasha Foundation                                  23,364

Kimberly A. Cross And Terry Cross, JRWROS               12,000

Decima Corporation                                      50,000

Rolf Dienst                                            100,000

Frederich Wilhelm Goebel                               199,990

Albert J. Hlibok                                        45,000

Margaret M.. Hlibok                                     11,000

Blair LaCorte                                           46,682

MW Partnership                                          35,046

MWDD Partnership                                        23,364

New Dimensions Trading Limited                          70,093

Oktava Management Corporation                           50,000

Emmeram von Braun                                       50,000

WinStar Interactive Ventures I Inc.                    467,290

Aaron Wolfson                                           46,728

Abraham Wolfson                                         35,046

BancBoston Robertson Stephens Inc.                        /3/

TOTAL                                                2,747,413


___________________________
/3/  See definition of "Holder" in Section 1.

                            SCHEDULE OF PURCHASERS

                        Fourth Closing January 21, 2000


                Purchaser Name                             Shares
-----------------------------------------------    ---------------------
Benjamin Brecher                                           11,681

Clark Callander                                             9,345

Chana Sasha Foundation                                     11,682

Scott N. Flanders                                          93,458

Frederich Wilhelm Goebel                                       10

Dale R. Haithcock                                          23,364

Scott A. Jones                                             93,457

Daniel S. Laikin                                          186,915

Robert J. Laikin                                           80,000

Eli Levitin                                                11,681

Levitin Family Charitable Trust                            11,681

MWDD Partnership                                           23,363

MWDI Partnership                                           35,046

New Dimension Trading Limited                              46,728

Joseph J. Piazza                                           46,728

Salim S. Reshwan                                           11,682

RS Coinvestment Fund L.L.C.                             1,553,738

Jacob Safier                                               46,727

Vision Capital LP                                         281,162

Vision Extension LP                                       653,417

Aaron Wolfson                                              23,364

Abraham Wolfson                                            11,681

BancBoston Robertson Stephens Inc.                          /4/

TOTAL                                                   2,331,770


_____________________
/4/ See definition of "Holder" in Section 1.